UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07056

Nuveen Select Maturities Municipal Fund

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Mark L. Winget

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: March 31

Date of reporting period: September 30, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

nuveen
A TIAA Company

Closed-End Funds

30 September 2021

Nuveen Municipal Closed-End Fund

NIM Nuveen Select Maturities Municipal Fund

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's annual and semi-annual shareholder reports will not be sent to you by mail unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund's website (www.nuveen.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting the financial intermediary (such as a broker-dealer or bank) through which you hold your Fund shares or, if you are a direct investor, by enrolling at www.nuveen.com/e-reports.

You may elect to receive all future shareholder reports in paper free of charge at any time by contacting your financial intermediary or, if you are a direct investor, by calling 800-257-8787 and selecting option #2 or (ii) by logging into your Investor Center account at www.computershare.com/investor and clicking on "Communication Preferences". Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary or, if you are a direct investor, to all your directly held Nuveen Funds and any other directly held funds within the same group of related investment companies.

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NOT FDIC INSURED MAY LOSE
VALUE NO BANK GUARANTEE

Chair’s Letter
to Shareholders

Dear Shareholders,

More than a year and a half has passed since the World Health Organization declared COVID-19 a global pandemic in March 2020, resulting in a period marked by a global economic downturn, financial market turbulence and some immeasurable losses of life. Although the health crisis persists, with the widespread distribution of vaccines in the U.S. and extraordinary economic interventions by governments and central banks around the world, we collectively look forward to what our “new normal” might be.

Global economies have largely recovered from the pandemic-driven downturns with the help of vaccines and extraordinary support measures from governments and central banks. Since the crisis began, the U.S. government has enacted six relief measures totaling $5.3 trillion to support individuals and families, small and large businesses, state and local governments, education, public health and vaccinations. More recently, Congress passed a $1 trillion infrastructure spending plan, funding upgrades to road, rail and air transportation, broadband internet, and power and water systems.

Nevertheless, pandemic-related impacts continue to weigh on the outlook, particularly regarding inflation. The spread of the COVID-19 delta variant this year has exacerbated shortages of raw materials and labor, which contributed to inflation staying elevated for longer than expected. In response, some central banks, including the U.S. Federal Reserve, are beginning to reduce pandemic-era stimulus measures while other central banks have already started raising interest rates. The timing of monetary policy normalization will be a key focus in the markets, as will the progression of the virus, which can be difficult to predict given uneven vaccination rates around the world and new variants such as delta. Other key pieces of legislation also remain on the horizon in the U.S., including a $1.75 trillion social spending plan and raising the nation’s borrowing limit (known as the debt ceiling).

Short-term market fluctuations can provide your Fund opportunities to invest in new ideas as well as upgrade existing positioning while providing long-term value for shareholders. For more than 120 years, the careful consideration of risk and reward has guided Nuveen’s focus on delivering long-term results to our shareholders.

During this time of economic uncertainty, it may be an opportune time to assess your portfolio. We encourage you to review your time horizon, risk tolerance and investment goals with your financial professional.

On behalf of the other members of the Nuveen Fund Board, I look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Terence J. Toth
Chair of the Board
November 22, 2021

Important Semiannual Shareholder Report Notice

For Shareholders of

Nuveen Select Maturities Municipal Fund (NIM)

Semiannual Shareholder Report for the period ending September 30, 2021

Beginning with this semiannual shareholder report, the Fund will include portfolio manager commentary only in its annual shareholder reports. For the Fund's most recent annual portfolio manager discussion, please refer to the Portfolio Managers’ Comments section of the Fund’s March 31, 2021 annual shareholder report.

For current information on your Fund’s investment objectives, portfolio management team and average annual total returns please refer to the Fund’s website at www.nuveen.com.

For changes that occurred to your Fund both during and subsequent to this reporting period, please refer to the Notes to Financial Statements section of this report.

For average annual total returns as of the end of this reporting period, please refer to the Performance Overview and Holding Summaries section within this report.

Common Share Information

COMMON SHARE DISTRIBUTION INFORMATION

The following information regarding the Fund’s distributions is current as of September 30, 2021. The Fund’s distribution levels may vary over time based on its investment activity and portfolio investment value changes.

During the current reporting period, the Fund’s distributions to common shareholders were as shown in the accompanying table.

Per Common
Monthly Distributions (Ex-Dividend Date)	Share Amounts
April 2021	$0.0240
May	0.0240
June	0.0240
July	0.0240
August	0.0240
September 2021	0.0240
Total Distributions from Net Investment Income	$0.1440
Yields
Market Yield*	2.65%
Taxable-Equivalent Yield*	4.43%

*	Market Yield is based on the Fund’s current annualized monthly dividend divided by the Fund’s current market price as of the end of the reporting period. Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on an income tax rate of 40.8%. Your actual federal income tax rate may differ from the assumed rate. The Taxable-Equivalent Yield also takes into account the percentage of the Fund’s income generated and paid by the Fund (based on payments made during the previous calendar year) that was not exempt from federal income tax. Separately, if the comparison were instead to investments that generate qualified dividend income, which is taxable at a rate lower than an individual’s ordinary graduated tax rate, the fund’s Taxable-Equivalent Yield would be lower.

The Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit the Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. Distributions to common shareholders are determined on a tax basis, which may differ from amounts recorded in the accounting records. In instances where the monthly dividend exceeds the earned net investment income, the Fund would report a negative undistributed net ordinary income. Refer to Note 6 – Income Tax Information for additional information regarding the amounts of undistributed net ordinary income and undistributed net long-term capital gains and the character of the actual distributions paid by the Fund during the period.

All monthly dividends paid by the Fund during the current reporting period were paid from net investment income. If a portion of the Fund’s monthly distributions is sourced or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders will be notified of those sources. For financial reporting purposes, the per share amounts of the Fund’s distributions for the reporting period are presented in this report’s Financial Highlights. For income tax purposes, distribution information for the Fund as of its most recent tax year end is presented in Note 6 – Income Tax Information within the Notes to Financial Statements of this report.

NUVEEN CLOSED-END FUND DISTRIBUTION AMOUNTS

The Nuveen Closed-End Funds’ monthly and quarterly periodic distributions to shareholders are posted on www.nuveen.com and can be found on Nuveen’s enhanced closed-end fund resource page, which is at https://www.nuveen.com/resource-center-closed-end funds, along with other Nuveen closed-end fund product updates. To ensure timely access to the latest information, shareholders may use a subscribe function, which can be activated at this web page (https://www.nuveen.com/subscriptions).

COMMON SHARE REPURCHASES

During August 2021, the Fund’s Board of Trustees reauthorized an open-market share repurchase program, allowing the Fund to repurchase an aggregate of up to approximately 10% of its outstanding shares.

As of September 30, 2021, and since the inception of the Fund’s repurchase program, the Fund has cumulatively repurchased and retired its outstanding common shares as shown in the accompanying table.

Common shares cumulatively repurchased and retired	0
Common shares authorized for repurchase	1,240,000

During the current reporting period, the Fund did not repurchase any of its outstanding common shares.

OTHER COMMON SHARE INFORMATION

As of September 30, 2021, the Fund’s common share price was trading at a premium/(discount) to its common share NAV, and trading at an average premium/(discount) to NAV during the current reporting period, as follows:

Common share NAV	$10.81
Common share price	$10.86
Premium/(Discount) to NAV	0.46%
Average premium/(discount) to NAV	(0.42)%

NIM	Nuveen Select Maturities Municipal Fund Performance Overview and Holding Summaries as of September 30, 2021

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of September 30, 2021

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
NIM at Common Share NAV	1.71%	4.15%	3.26%	3.71%
NIM at Common Share Price	3.04%	6.97%	3.53%	3.68%
S&P Municipal Bond Intermediate Index	1.01%	1.98%	2.99%	3.56%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	96.2%
Common Stocks	2.0%
Asset-Backed Securities	0.1%
Short-Term Municipal Bonds	0.8%
Other Assets Less Liabilities	0.9%
Net Assets	100%

Portfolio Credit Quality
(% of total investments)
U.S. Guaranteed	5.2%
AAA	5.6%
AA	26.3%
A	28.0%
BBB	20.1%
BB or Lower	7.1%
N/R (not rated)	7.7%
Total	100%

Portfolio Composition
(% of total investments)
Transportation	17.0%
Tax Obligation/Limited	16.7%
Utilities	15.8%
Tax Obligation/General	13.7%
Health Care	12.2%
Housing/Single Family	6.4%
U.S. Guaranteed	5.2%
Other	13.0%
Total	100%

States and Territories
(% of total municipal bonds)
Illinois	13.7%
California	8.3%
New Jersey	7.8%
Texas	5.6%
Ohio	5.4%
New York	5.3%
Pennsylvania	5.2%
Arizona	3.8%
Florida	3.8%
Louisiana	3.2%
Wisconsin	2.7%
Georgia	2.5%
Puerto Rico	2.2%
Michigan	2.0%
Colorado	1.9%
Kentucky	1.8%
Washington	1.7%
Alabama	1.7%
North Carolina	1.4%
Hawaii	1.4%
Other[1]	18.6%
Total	100%

1 See Portfolio of Investments for details on “other” States and Territories.

Shareholder Meeting Report

The annual meeting of shareholders was held on August 4, 2021 for NIM. The meeting was held virtually due to public health concerns regarding the ongoing COVID-19 pandemic; at this meeting the shareholders were asked to elect Board members.

NIM
Common
Shares
Approval of the Board Members was reached as follows:
Jack B. Evans
For	8,213,238
Withhold	2,026,354
Total	10,239,592
Joanne T. Medero
For	10,137,439
Withhold	102,153
Total	10,239,592
Albin F. Moschner
For	8,177,665
Withhold	2,061,927
Total	10,239,592
Matthew Thornton III
For	10,158,364
Withhold	81,228
Total	10,239,592

NIM	Nuveen Select Maturities Municipal Fund Portfolio of Investments September 30, 2021 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 98.3%
	MUNICIPAL BONDS – 96.2%
	National – 0.1%
$ 70	Freddie Mac Multi-Family ML Certificates, Series ML 08, Series 2021, 1.877%, 7/25/37	No Opt. Call	AA+	$ 69,564
	Alabama – 1.2%
85	Birmingham-Jefferson Civic Center Authority, Alabama, Special Tax Bonds, Series 2018A,	7/28 at 100.00	Aa3	95,678
	4.000%, 7/01/37
215	Black Belt Energy Gas District, Alabama, Gas PrePay Revenue Bonds, Project 3 Series	9/23 at 100.31	A2	229,889
	2018A, 4.000%, 12/01/48 (Mandatory Put 12/01/23)
565	Black Belt Energy Gas District, Alabama, Gas Supply Revenue Bonds, Series 2017A, 4.000%,	4/22 at 100.52	Aa2	577,944
	8/01/47 (Mandatory Put 7/01/22)
100	Mobile Spring Hill College Educational Building Authority, Alabama, Revenue Bonds,	4/25 at 100.00	N/R	107,765
	Spring Hill College Project, Series 2015, 5.000%, 4/15/27
135	Selma Industrial Development Board, Alabama, Gulf Opportunity Zone Revenue Bonds,	No Opt. Call	BBB	138,630
	International Paper Company Project, Refunding Series 2020A, 1.375%, 5/01/34 (Mandatory
	Put 6/16/25)
260	Southeast Alabama Gas Supply District, Alabama, Gas Supply Revenue Bonds, Project 2,	3/24 at 100.29	A1	282,204
	Fixed Rate Series 2018A, 4.000%, 6/01/49 (Mandatory Put 6/01/24)
107	Tuscaloosa County Industrial Development Authority, Alabama, Gulf Opportunity Zone	5/29 at 100.00	N/R	114,992
	Bonds, Hunt Refining Project, Refunding Series 2019A, 4.500%, 5/01/32, 144A
1,467	Total Alabama			1,547,102
	Alaska – 0.3%
370	Alaska Housing Finance Corporation, Mortgage Revenue Bonds, General Series 2020A-II,	6/29 at 100.00	AA+	366,522
	2.000%, 12/01/35
	Arizona – 3.7%
75	Apache County Industrial Development Authority, Arizona, Pollution Control Revenue	3/22 at 100.00	A–	76,196
	Bonds, Tucson Electric Power Company, Series 20102A, 4.500%, 3/01/30
315	Arizona Health Facilities Authority, Hospital System Revenue Bonds, Phoenix Children’s	2/22 at 100.00	AA– (4)	319,845
	Hospital, Refunding Series 2012A, 5.000%, 2/01/27 (Pre-refunded 2/01/22)
	Arizona Sports and Tourism Authority, Tax Revenue Bonds, Multipurpose Stadium Facility
	Project, Refunding Senior Series 2012A:
425	5.000%, 7/01/25	7/22 at 100.00	A1	438,532
685	5.000%, 7/01/26	7/22 at 100.00	A1	706,344
685	5.000%, 7/01/27	7/22 at 100.00	A1	705,879
120	Arizona State, Certificates of Participation, Refunding Series 2019A, 5.000%, 10/01/27 (ETM)	No Opt. Call	Aa2 (4)	149,507
600	Chandler Industrial Development Authority, Arizona, Industrial Development Revenue	No Opt. Call	A+	621,912
	Bonds, Intel Corporation Project, Series 2005, 2.400%, 12/01/35 (Mandatory Put 8/14/23)
135	Chandler Industrial Development Authority, Arizona, Industrial Development Revenue	No Opt. Call	A+	140,476
	Bonds, Intel Corporation Project, Series 2007, 2.700%, 12/01/37 (Mandatory Put 8/14/23) (AMT)
375	Chandler Industrial Development Authority, Arizona, Industrial Development Revenue	6/24 at 100.00	A+	418,939
	Bonds, Intel Corporation Project, Series 2019, 5.000%, 6/01/49 (Mandatory Put 6/03/24) (AMT)
115	Pima County Industrial Development Authority, Arizona, Revenue Bonds, Tucson Electric	3/23 at 100.00	A–	120,031
	Power Company Project, Series 2013A, 4.000%, 9/01/29
	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy
	Inc Prepay Contract Obligations, Series 2007:
245	5.000%, 12/01/32	No Opt. Call	A3	321,780
730	5.000%, 12/01/37	No Opt. Call	A3	1,005,641
4,505	Total Arizona			5,025,082

NIM	Nuveen Select Maturities Municipal Fund Portfolio of Investments (continued) September 30, 2021 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Arkansas – 0.1%
$ 165	Arkansas Development Finance Authority, Revenue Bonds, Baptist Memorial Health Care,	3/27 at 100.00	BBB+	$ 195,865
	Refunding Series 2020B-2, 5.000%, 9/01/44 (Mandatory Put 9/01/27)
	California – 8.1%
100	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge,	10/25 at 100.00	AA	107,725
	Term Rate Series 2018A, 2.625%, 4/01/45 (Mandatory Put 4/01/26)
95	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds,	No Opt. Call	A	123,927
	Los Angeles County Securitization Corporation, Series 2020A, 5.000%, 6/01/30
390	California Health Facilities Financing Authority, Revenue Bonds, El Camino Hospital,	2/27 at 100.00	AA	430,361
	Series 2017, 3.750%, 2/01/32
25	California Health Facilities Financing Authority, Revenue Bonds, Providence Saint Joseph	10/25 at 100.00	AA–	29,472
	Health, Term Rate Series 2019C, 5.000%, 10/01/39 (Mandatory Put 10/01/25)
136	California Housing Finance Agency, Municipal Certificate Revenue Bonds, Class A Series	No Opt. Call	BBB+	160,636
	2019-2, 4.000%, 3/20/33
275	California Municipal Finance Authority, Charter School Revenue Bonds, Palmdale Aerospace	7/26 at 100.00	BB	313,739
	Academy Project, Series 2016A, 5.000%, 7/01/31, 144A
1,040	California Municipal Finance Authority, Revenue Bonds, Linxs APM Project, Senior Lien	6/28 at 100.00	AA	1,127,162
	Series 2018A, 3.250%, 12/31/32 – AGM Insured (AMT)
105	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Waste	No Opt. Call	A–	115,626
	Management Inc, Refunding Series 2015B-2, 3.125%, 11/01/40 (Mandatory Put 11/03/25) (AMT)
290	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds,	No Opt. Call	A–	319,615
	Waste Management Inc, Series 2015A-1, 3.375%, 7/01/25 (AMT)
205	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds,	No Opt. Call	A–	224,688
	Waste Management, Inc Project, Refunding Series 2015B-1, 3.000%, 11/01/25 (AMT)
150	California Statewide Communities Development Authority, California, Revenue Bonds, Loma	12/24 at 100.00	BB	170,200
	Linda University Medical Center, Series 2014A, 5.250%, 12/01/29
	California Statewide Communities Development Authority, California, Revenue Bonds, Loma
	Linda University Medical Center, Series 2018A:
710	5.000%, 12/01/27, 144A	No Opt. Call	BB	851,844
30	5.000%, 12/01/33, 144A	6/28 at 100.00	BB	35,258
150	California Statewide Communities Development Authority, Revenue Bonds, Kaiser	No Opt. Call	AA–	194,880
	Permanente, Series 2009C-3, 5.000%, 4/01/45 (Mandatory Put 11/01/29)
185	California Statewide Community Development Authority, Revenue Bonds, Kaiser Permanente	No Opt. Call	AA–	240,352
	System, Series 2004L, 5.000%, 4/01/38 (Mandatory Put 11/01/29)
230	California Statewide Community Development Authority, Revenue Bonds, Kaiser Permanente	No Opt. Call	AA–	298,816
	System, Variable Rate Demand Obligation Series 2003D, 5.000%, 5/01/33 (Mandatory Put 11/01/29)
250	Delano, California, Certificates of Participation, Delano Regional Medical Center,	1/23 at 100.00	N/R (4)	263,777
	Series 2012, 5.000%, 1/01/24 (Pre-refunded 1/01/23)
165	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement	6/22 at 100.00	BB	167,119
	Asset-Backed Bonds, Series 2018A-1, 3.500%, 6/01/36
100	Lake Elsinore Public Financing Authority, California, Local Agency Revenue Bonds, Canyon	9/24 at 100.00	N/R	109,883
	Hills Improvement Area A & C, Series 2014C, 5.000%, 9/01/32
155	Lake Elsinore Redevelopment Agency, California, Special Tax Bonds, Community Facilities	11/21 at 100.00	AA	155,436
	District 90-2, Series 2007A, 4.500%, 10/01/24 – AGM Insured
1,000	Mount San Antonio Community College District, Los Angeles County, California, General	2/28 at 100.00	Aa1	1,177,800
	Obligation Bonds, Election of 2008, Series 2013A, 0.000%, 8/01/28 (5)
2,000	Palomar Pomerado Health, California, General Obligation Bonds, Series 2009A, 0.000%,	No Opt. Call	AA	1,931,320
	8/01/25 – AGC Insured
35	Riverside County Transportation Commission, California, Toll Revenue Senior Lien Bonds,	6/23 at 100.00	A	37,494
	Series 2013A, 5.750%, 6/01/44
80	San Diego Association of Governments, California, Capital Grants Receipts Revenue Bonds,	11/26 at 100.00	A–	83,562
	Mid-Coast Corridor Transit Project, Green Series 2019B, 1.800%, 11/15/27

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$ 2,000	San Diego Community College District, California, General Obligation Bonds, Refunding	No Opt. Call	AAA	$ 1,469,200
	Series 2011, 0.000%, 8/01/37
415	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road	1/25 at 100.00	A–	471,515
	Revenue Bonds, Refunding Senior Lien Series 2014A, 5.000%, 1/15/29
20	Santa Monica-Malibu Unified School District, Los Angeles County, California, General	8/29 at 100.00	AA+	18,867
	Obligation Bonds, School Facilities Improvement District 1, Election 2018, Series 2021B,
	2.250%, 8/01/47
215	Washington Township Health Care District, California, Revenue Bonds, Refunding Series	No Opt. Call	Baa2	248,622
	2015A, 5.000%, 7/01/25
10,551	Total California			10,878,896
	Colorado – 1.8%
750	Colorado Bridge Enterprise, Revenue Bonds, Central 70 Project, Senior Series 2017,	12/27 at 100.00	A–	860,055
	4.000%, 6/30/30 (AMT)
250	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health	No Opt. Call	BBB+	251,217
	Initiatives, Series 2008D-3, 5.000%, 10/01/38 (Mandatory Put 11/12/21)
110	Colorado Health Facilities Authority, Colorado, Revenue Bonds, CommonSpirit Health,	2/26 at 100.00	BBB+	129,070
	Series 2019B-2, 5.000%, 8/01/49 (Mandatory Put 8/01/26)
205	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Parkview Medical Center,	9/26 at 100.00	Baa1	210,324
	Series 2016, 3.125%, 9/01/42
100	Colorado Housing and Finance Authority, Single Family Mortgage Bonds, Class I Series	5/30 at 100.00	AAA	94,815
	2021H, 2.000%, 5/01/42
100	Denver Urban Renewal Authority, Colorado, Tax Increment Revenue Bonds, 9th and Colorado	12/23 at 103.00	N/R	108,962
	Urban Redevelopment Area, Series 2018A, 5.250%, 12/01/39, 144A
	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B:
310	0.000%, 9/01/29– NPFG Insured	No Opt. Call	A	275,082
320	0.000%, 9/01/33 – NPFG Insured	No Opt. Call	A	254,326
100	Regional Transportation District, Colorado, Private Activity Bonds, Denver Transit	No Opt. Call	A–	130,110
	Partners Eagle P3 Project, Series 2020A, 5.000%, 1/15/31
100	Southlands Metropolitan District 1, Colorado, Limited Tax General Obligation Bonds,	No Opt. Call	Ba1	107,191
	Series 2017A-1, 3.500%, 12/01/27
2,345	Total Colorado			2,421,152
	Connecticut – 1.2%
370	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Hartford	1/30 at 100.00	A+	430,280
	HealthCare Issue, Series 2020A, 4.000%, 7/01/36
50	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Stamford	No Opt. Call	BBB+	59,241
	Hospital, Series 2021L-1, 4.000%, 7/01/28
100	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University,	No Opt. Call	AAA	106,218
	Series 2016A-2, 2.000%, 7/01/42 (Mandatory Put 7/01/26)
200	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University,	No Opt. Call	AAA	200,932
	Series 2017B-2, 0.550%, 7/01/37 (Mandatory Put 7/03/23)
160	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale-New Haven	1/24 at 100.00	AA–	165,083
	Health Issue, Series 2014D, 1.800%, 7/01/49 (Mandatory Put 7/01/24)
100	Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, Series	5/30 at 100.00	AAA	94,998
	2020E-3, 1.850%, 5/15/38
325	Connecticut State, General Obligation Bonds, Refunding Series 2012C, 5.000%, 6/01/22	No Opt. Call	Aa3	335,407
90	Connecticut State, General Obligation Bonds, Series 2013C, 5.000%, 7/15/22	No Opt. Call	Aa3	93,412
120	Connecticut State, General Obligation Bonds, Series 2018C, 5.000%, 6/15/22	No Opt. Call	Aa3	124,067
20	Connecticut State, General Obligation Bonds, Series 2019A, 5.000%, 4/15/23	No Opt. Call	Aa3	21,475
1,535	Total Connecticut			1,631,113

NIM	Nuveen Select Maturities Municipal Fund Portfolio of Investments (continued) September 30, 2021 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Delaware – 0.3%
$ 210	Delaware Economic Development Authority, Exempt Facility Revenue Bonds, NRG Energy	10/25 at 100.00	BBB–	$ 211,632
	Project, Refunding Series 2020A, 1.250%, 10/01/45 (Mandatory Put 10/01/25)
170	Delaware Health Facilities Authority, Revenue Bonds, Nanticoke Memorial Hospital, Series	7/23 at 100.00	AA– (4)	183,588
	2013, 5.000%, 7/01/28 (Pre-refunded 7/01/23)
380	Total Delaware			395,220
	District of Columbia – 0.5%
120	District of Columbia Student Dormitory Revenue Bonds, Provident Group – Howard	10/22 at 100.00	BB–	124,190
	Properties LLC Issue, Series 2013, 5.000%, 10/01/30
355	District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed	No Opt. Call	A–	391,047
	Bonds, Series 2001, 6.500%, 5/15/33
25	Metropolitan Washington DC Airports Authority, Airport System Revenue Bonds, Refunding	10/26 at 100.00	Aa3	28,226
	Series 2016A, 4.000%, 10/01/35 (AMT)
125	Washington Metropolitan Area Transit Authority, Dedicated Revenue Bonds, Green Series	7/31 at 100.00	AA	153,100
	2021A, 4.000%, 7/15/34
625	Total District of Columbia			696,563
	Florida – 3.3%
80	Alachua County Health Facilities Authority, Florida, Health Facilities Revenue Bonds,	6/26 at 100.00	A	94,273
	Shands Teaching Hospital & Clinics, Inc at the University of Florida Project, Refunding
	Series 2019B-2, 5.000%, 12/01/37 (Mandatory Put 12/01/26)
220	Cape Coral, Florida, Utility Improvement Assessment Bonds, Refunding Various Areas	No Opt. Call	AA	248,925
	Series 2017, 3.000%, 9/01/28 – AGM Insured
	Citizens Property Insurance Corporation, Florida, Coastal Account Senior Secured Bonds,
	Series 2015A-1:
555	5.000%, 6/01/22	12/21 at 100.00	AA	559,207
400	5.000%, 6/01/25	12/24 at 100.00	AA	457,208
	Collier County Educational Facilities Authority, Florida, Revenue Bonds, Hodges
	University, Refunding Series 2013:
40	4.750%, 11/01/23 (ETM)	No Opt. Call	N/R (4)	41,880
370	6.000%, 11/01/33 (Pre-refunded 11/01/23)	11/23 at 100.00	N/R (4)	412,443
300	Florida Development Finance Corporation, Florida, Surface Transportation Facility Revenue	1/24 at 107.00	N/R	326,661
	Bonds, Brightline Passenger Rail Project, Green Series 2019B, 7.375%, 1/01/49, 144A (AMT)
	Florida Development Finance Corporation, Florida, Surface Transportation Facility
	Revenue Bonds, Virgin Trains USA Passenger Rail Project , Series 2019A:
665	6.375%, 1/01/49 (AMT) (Mandatory Put 1/01/26), 144A	11/21 at 104.00	N/R	679,417
575	6.500%, 1/01/49 (AMT) (Mandatory Put 1/01/29), 144A	11/21 at 104.00	N/R	586,161
80	Florida Housing Finance Corporation, Homeowner Mortgage Revenue Bonds, Series 2018-2,	1/28 at 100.00	Aaa	86,080
	3.750%, 7/01/33
110	Florida Housing Finance Corporation, Homeowner Mortgage Revenue Bonds, Social Series	7/30 at 100.00	Aaa	106,323
	2021-2, 2.050%, 7/01/41
15	JEA, Florida, Electric System Revenue Bonds, Subordinated Series Three 2020A,	No Opt. Call	AA	18,548
	5.000%, 10/01/27
90	Palm Beach County Health Facilities Authority, Florida, Hospital Revenue Bonds, BRCH	12/24 at 100.00	N/R (4)	103,133
	Corporation Obligated Group, Refunding Series 2014, 5.000%, 12/01/31 (Pre-refunded 12/01/24)
50	Tampa, Florida, Capital Improvement Cigarette Tax Allocation Bonds, H Lee Moffitt Cancer	9/30 at 86.77	A+	35,408
	Center Project, Series 2020A, 0.000%, 9/01/34
	Tampa, Florida, Cigarette Tax Allocation Bonds, H Lee Moffitt Cancer Center Project,
	Refunding & Capital Improvement Series 2012A:
160	5.000%, 9/01/22	No Opt. Call	A+	166,870
350	5.000%, 9/01/23	9/22 at 100.00	A+	364,878
185	5.000%, 9/01/25	9/22 at 100.00	A+	192,544
4,245	Total Florida			4,479,959

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Georgia – 2.4%
$ 30	Cherokee County Water and Sewerage Authority, Georgia, Revenue Bonds, Series 1995,	No Opt. Call	N/R (4)	$ 31,256
	5.200%, 8/01/25 – NPFG Insured (Pre-refunded 8/01/22)
370	Georgia Housing and Finance Authority, Single Family Mortgage Bonds, Series 2018B,	12/27 at 100.00	AAA	382,713
	3.800%, 12/01/33
250	Georgia Housing and Finance Authority, Single Family Mortgage Bonds, Series 2020A,	6/29 at 100.00	AAA	263,985
	2.600%, 12/01/32
1,000	Georgia State, General Obligation Bonds, Series 2021A, 5.000%, 7/01/27	No Opt. Call	AAA	1,243,710
265	Main Street Natural Gas Inc, Georgia, Gas Supply Revenue Bonds, Series 2019B, 4.000%,	9/24 at 100.43	Aa2	292,107
	8/01/49 (Mandatory Put 12/02/24)
40	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Emory University,	No Opt. Call	AA	47,063
	Series 2020B, 5.000%, 9/01/25
900	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Mercer University,	10/22 at 100.00	Baa1	944,325
	Refunding Series 2012C, 5.250%, 10/01/23
2,855	Total Georgia			3,205,159
	Guam – 0.2%
	Guam AB Won Pat International Airport Authority, Revenue Bonds, Series 2013C:
80	6.375%, 10/01/43 (Pre-refunded 10/01/23) (AMT)	10/23 at 100.00	Baa2 (4)	89,422
70	6.375%, 10/01/43 (AMT)	10/23 at 100.00	Baa2	76,099
140	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds,	7/23 at 100.00	A– (4)	152,404
	Series 2013, 5.500%, 7/01/43 (Pre-refunded 7/01/23)
290	Total Guam			317,925
	Hawaii – 1.4%
200	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific	7/23 at 100.00	BB	216,084
	University, Series 2013A, 6.250%, 7/01/27
1,000	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaiian	No Opt. Call	A–	1,090,760
	Electric Company, Inc and Subsidiary Projects, Series 2017A, 3.100%, 5/01/26 (AMT)
20	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Queens Health	7/25 at 100.00	AA–	23,144
	Systems, Series 2015A, 5.000%, 7/01/29
510	HAWAIIAN ELECTRIC COMPANY INC and Its Subsidiaries, Special Purpose Revenue Bonds,	No Opt. Call	A–	548,576
	Department of Budget and Finance of the State of Hawaii, Series 2015, 3.250%, 1/01/25 (AMT)
1,730	Total Hawaii			1,878,564
	Idaho – 0.4%
475	Nez Perce County, Idaho, Pollution Control Revenue Bonds, Potlatch Corporation Project,	No Opt. Call	BBB–	502,179
	Refunding Series 2016, 2.750%, 10/01/24
	Illinois – 13.3%
	Bolingbrook, Will and DuPage Counties, Illinois, General Obligation Bonds, Refunding
	Series 2013A:
170	0.000%, 1/01/30 (Pre-refunded 7/01/23)	7/23 at 72.73	A2 (4)	122,990
100	0.000%, 1/01/32 (Pre-refunded 7/01/23)	7/23 at 65.29	A2 (4)	64,945
	Cary, Illinois, Special Tax Bonds, Special Service Area 1, Refunding Series 2016:
10	2.150%, 3/01/23 – BAM Insured	No Opt. Call	AA	10,213
10	2.350%, 3/01/24 – BAM Insured	No Opt. Call	AA	10,396
25	2.700%, 3/01/26 – BAM Insured	3/25 at 100.00	AA	26,464
25	2.900%, 3/01/28 – BAM Insured	3/25 at 100.00	AA	26,396
65	3.050%, 3/01/30 – BAM Insured	3/25 at 100.00	AA	68,511
	Cary, Illinois, Special Tax Bonds, Special Service Area 2, Refunding Series 2016:
15	2.150%, 3/01/23 – BAM Insured	No Opt. Call	AA	15,320
15	2.350%, 3/01/24 – BAM Insured	No Opt. Call	AA	15,594
25	2.700%, 3/01/26 – BAM Insured	3/25 at 100.00	AA	26,464
35	2.900%, 3/01/28 – BAM Insured	3/25 at 100.00	AA	36,954
40	3.050%, 3/01/30 – BAM Insured	3/25 at 100.00	AA	42,161

NIM	Nuveen Select Maturities Municipal Fund Portfolio of Investments (continued) September 30, 2021 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$ 1,215	Chicago Board of Education, Illinois, Dedicated Capital Improvement Tax Revenue Bonds,	4/27 at 100.00	A–	$ 1,477,027
	Series 2016, 6.000%, 4/01/46
750	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,	12/27 at 100.00	BB	990,405
	Refunding Series 2017B, 6.750%, 12/01/30, 144A
290	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,	12/27 at 100.00	BB	350,056
	Refunding Series 2017C, 5.000%, 12/01/30
200	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,	12/27 at 100.00	BB	240,782
	Refunding Series 2017D, 5.000%, 12/01/31
255	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,	No Opt. Call	BB	256,471
	Refunding Series 2018A, 4.000%, 12/01/21
300	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,	No Opt. Call	BB	340,017
	Refunding Series 2018C, 5.000%, 12/01/24
310	Chicago, Illinois, General Airport Revenue Bonds, O’Hare International Airport,	1/25 at 100.00	A	351,921
	Refunding Senior Lien Series 2015A, 5.000%, 1/01/33 (AMT)
	Chicago, Illinois, General Obligation Bonds, Refunding Series 2016C:
60	5.000%, 1/01/23 (ETM)	No Opt. Call	N/R (4)	63,515
140	5.000%, 1/01/23	No Opt. Call	BBB+	147,687
225	5.000%, 1/01/24	No Opt. Call	BBB+	246,618
190	5.000%, 1/01/25	No Opt. Call	BBB+	215,091
180	5.000%, 1/01/26	No Opt. Call	BBB+	209,772
325	Cook County, Illinois, General Obligation Bonds, Refunding Series 2012C,	No Opt. Call	A+	326,804
	5.000%, 11/15/21
50	Cook County, Illinois, Sales Tax Revenue Bonds, Series 2021A, 4.000%, 11/15/39	11/30 at 100.00	AA–	58,267
590	Huntley, Illinois, Special Tax Bonds, Special Service Area 10, Refunding Series 2017,	3/26 at 100.00	AA	642,705
	3.300%, 3/01/28 – BAM Insured
215	Illinois Finance Authority, Revenue Bonds, Advocate Health Care Network, Refunding	No Opt. Call	AA	241,733
	Series 2008A-2, 4.000%, 11/01/30
1,850	Illinois Finance Authority, Revenue Bonds, Ascension Health/fkaPresence Health Network,	No Opt. Call	AA+	2,011,745
	Series 2016C, 4.000%, 2/15/24
455	Illinois Finance Authority, Revenue Bonds, Centegra Health System, Series 2012, 5.000%,	9/22 at 100.00	AA+ (4)	474,934
	9/01/27 (Pre-refunded 9/01/22)
560	Illinois Finance Authority, Revenue Bonds, Centegra Health System, Series 2014A, 4.625%,	9/24 at 100.00	AA+ (4)	629,384
	9/01/39 (Pre-refunded 9/01/24)
305	Illinois Housing Development Authority, Revenue Bonds, Green Series 2021B,	4/30 at 100.00	Aaa	295,277
	2.150%, 10/01/41
	Illinois State, General Obligation Bonds, February Series 2014:
320	5.000%, 2/01/24	No Opt. Call	BBB	353,162
400	5.000%, 2/01/25	2/24 at 100.00	BBB	440,764
325	5.000%, 2/01/26	2/24 at 100.00	BBB	356,557
100	Illinois State, General Obligation Bonds, November Series 2017D, 5.000%, 11/01/28	11/27 at 100.00	BBB	120,960
400	Illinois State, General Obligation Bonds, Refunding September Series 2018B,	10/28 at 100.00	BBB	484,380
	5.000%, 10/01/32
1,000	Illinois State, General Obligation Bonds, Refunding Series 2012, 5.000%, 8/01/22	No Opt. Call	BBB	1,038,520
	Illinois State, General Obligation Bonds, Series 2013:
280	5.500%, 7/01/25	7/23 at 100.00	BBB	303,834
240	5.500%, 7/01/26	7/23 at 100.00	BBB	259,728
520	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Refunding Senior Lien	1/26 at 100.00	AA–	610,288
	Series 2016A, 5.000%, 12/01/31
450	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Refunding Senior Lien	No Opt. Call	AA–	532,678
	Series 2018A, 5.000%, 1/01/26
460	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2015B,	1/26 at 100.00	AA–	537,147
	5.000%, 1/01/37

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$ 25	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project	12/30 at 100.00	BBB+	$ 30,956
	Bonds, Series 2020B, 5.000%, 6/15/42
	North Barrington, Lake County, Illinois, Special Tax Bonds, Special Service Area 19,
	Refunding Series 2019:
365	4.000%, 2/01/28 – BAM Insured	No Opt. Call	AA	425,794
200	4.000%, 2/01/29 – BAM Insured	2/28 at 100.00	AA	228,486
395	4.000%, 2/01/30 – BAM Insured	2/28 at 100.00	AA	445,671
255	Railsplitter Tobacco Settlement Authority, Illinois, Tobacco Settlement Revenue Bonds,	No Opt. Call	A	296,236
	Series 2017, 5.000%, 6/01/25
	Southwestern Illinois Development Authority, Health Facility Revenue Bonds, Memorial
	Group, Inc, Series 2013:
50	7.250%, 11/01/33 (Pre-refunded 11/01/23)	11/23 at 100.00	N/R (4)	57,160
95	7.250%, 11/01/36 (Pre-refunded 11/01/23)	11/23 at 100.00	N/R (4)	108,604
200	7.625%, 11/01/48 (Pre-refunded 11/01/23)	11/23 at 100.00	N/R (4)	230,190
	Springfield, Illinois, Electric Revenue Bonds, Refunding Senior Lien Series 2015:
25	5.000%, 3/01/22	No Opt. Call	A	25,468
245	5.000%, 3/01/33	3/25 at 100.00	A	279,859
160	5.000%, 3/01/34 – AGM Insured	3/25 at 100.00	AA	182,531
500	Sterling, Whiteside County, Illinois, General Obligation Bonds, Alternate Revenue	No Opt. Call	A	518,840
	Source, Series 2012, 4.000%, 11/01/22
16,010	Total Illinois			17,904,432
	Indiana – 1.4%
80	Indiana Finance Authority, Environmental Facilities Revenue Bonds, Indianapolis Power & Light	No Opt. Call	A2	78,846
	Company Project, Refunding Series 2020A, 0.950%, 12/01/38 (Mandatory Put 4/01/26) (AMT)
250	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project,	No Opt. Call	AA	330,430
	Refunding First Lien Series 2021-1, 5.000%, 10/01/30
10	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project,	No Opt. Call	AA	11,399
	Series 2014A, 5.000%, 10/01/24
30	Indiana Housing and Community Development Authority, Single Family Mortgage Revenue	7/30 at 100.00	Aaa	29,611
	Bonds, Series 2021A, 2.050%, 7/01/41
360	Indiana Housing and Community Development Authority, Single Family Mortgage Revenue	7/30 at 100.00	Aaa	351,123
	Bonds, Social PAC Series 2021B, 2.125%, 7/01/41
140	Indianapolis, Indiana, Thermal Energy System Revenue Bonds, Refunding First Lien Series	10/24 at 100.00	A+	158,040
	2014A, 5.000%, 10/01/31
250	Vanderburgh County,Indiana, Redevelopment District Tax Increment Revenue bonds,	8/24 at 100.00	A	280,155
	Refunding Series 2014, 5.000%, 2/01/29
600	Whiting, Indiana, Environmental Facilities Revenue Bonds, BP Products North America Inc	No Opt. Call	A2	629,838
	Project, Series 2015, 5.000%, 11/01/45 (Mandatory Put 11/01/22) (AMT)
1,720	Total Indiana			1,869,442
	Iowa – 0.4%
40	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer	10/21 at 103.00	BB–	40,627
	Company Project, Refunding Series 2019, 3.125%, 12/01/22
200	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer	12/23 at 100.00	BB–	216,488
	Company Project, Series 2013, 5.250%, 12/01/25
220	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer	12/22 at 103.00	BB–	236,027
	Company Project, Series 2018A, 5.250%, 12/01/50 (Mandatory Put 12/01/33)
100	Iowa Finance Authority, Single Family Mortgage Revenue Bonds, Social Series 2021B,	7/30 at 100.00	AAA	98,720
	2.200%, 7/01/41
560	Total Iowa			591,862

NIM	Nuveen Select Maturities Municipal Fund Portfolio of Investments (continued) September 30, 2021 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Kansas – 0.7%
$ 500	Kansas Development Finance Authority, Hospital Revenue Bonds, Advent Health Obligated	No Opt. Call	AA	$ 633,155
	Group, Series 2021B, 5.000%, 11/15/54 (Mandatory Put 11/15/28)
100	Wyandotte County/Kansas City Unified Government, Kansas, Utility System Revenue Bonds,	9/22 at 100.00	A (4)	104,381
	Improvement Series 2012B, 5.000%, 9/01/37 (Pre-refunded 9/01/22)
150	Wyandotte County/Kansas City Unified Government, Kansas, Utility System Revenue Bonds,	No Opt. Call	A	156,300
	Refunding & Improvement Series 2014A, 5.000%, 9/01/22
750	Total Kansas			893,836
	Kentucky – 1.7%
30	Ashland, Kentucky, Medical Center Revenue Bonds, Ashland Hospital Corporation d/b/a	2/30 at 100.00	BBB+	34,042
	King’s Daughters Medical Center Project, Refunding Series 2019, 4.000%, 2/01/36
115	Carroll County, Kentucky, Environmental Facilities Revenue Bonds, Kentucky Utilities	6/31 at 100.00	A1	117,769
	Company Project, Series 2008A, 2.000%, 2/01/32 (AMT)
550	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Owensboro	6/27 at 100.00	Baa2	650,980
	Health, Refunding Series 2017A, 5.000%, 6/01/31
225	Public Energy Authority of Kentucky, Gas Supply Revenue Bonds, Series 2018A, 4.000%,	1/24 at 100.37	A2	243,171
	4/01/48 (Mandatory Put 4/01/24)
385	Public Energy Authority of Kentucky, Gas Supply Revenue Bonds, Series 2018B, 4.000%,	10/24 at 100.24	A2	424,147
	1/01/49 (Mandatory Put 1/01/25)
125	Public Energy Authority of Kentucky, Gas Supply Revenue Bonds, Series 2018C-1, 4.000%,	3/25 at 100.19	A1	139,257
	12/01/49 (Mandatory Put 6/01/25)
100	Public Energy Authority of Kentucky, Gas Supply Revenue Bonds, Series 2019C-1, 4.000%,	11/27 at 100.47	A1	117,029
	2/01/50 (Mandatory Put 2/01/28)
500	Trimble County, Kentucky, Pollution Control Revenue Bonds, Louisville Gas and Electric	No Opt. Call	A1	499,245
	Company Project, Series 2016A, 1.300%, 9/01/44 (Mandatory Put 9/01/27) (AMT)
50	Warren County, Kentucky, Hospital Revenue Bonds, Bowling Green-Warren County Community	No Opt. Call	A+ (4)	52,385
	Hospital Corporation, Refunding Series 2013, 5.000%, 4/01/23 (ETM)
25	Warren County, Kentucky, Hospital Revenue Bonds, Bowling Green-Warren County Community	No Opt. Call	AA–	31,664
	Hospital Corporation, Refunding Series 2021A, 5.000%, 4/01/29
2,105	Total Kentucky			2,309,689
	Louisiana – 3.1%
100	Calcasieu Parish Memorial Hospital Service District, Louisiana, Revenue Bonds, Lake	12/29 at 100.00	BB	118,622
	Charles Memorial Hospital, Refunding Series 2019, 5.000%, 12/01/39
1,185	Louisiana Local Government Environmental Facilities and Community Development Authority,	11/27 at 100.00	BBB	1,307,600
	Revenue Bonds, Westlake Chemical Corporation Projects, Refunding Series 2017,
	3.500%, 11/01/32
150	Louisiana Public Facilities Authority, Louisiana, Revenue Bonds, Ochsner Clinic Foundation	5/27 at 100.00	A	181,283
	Project, Refunding Series 2017, 5.000%, 5/15/30
165	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project,	5/26 at 100.00	A	194,571
	Refunding Series 2016, 5.000%, 5/15/29
	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project,
	Series 2015:
525	5.000%, 5/15/22	No Opt. Call	A	540,015
355	5.000%, 5/15/24	No Opt. Call	A	396,950
30	Louisiana Stadium and Exposition District, Revenue Refunding Bonds, Senior Lien Series	7/23 at 100.00	A2	32,328
	2013A, 5.000%, 7/01/29
140	New Orleans, Louisiana, General Obligation Bonds, Refunding Series 2015,	No Opt. Call	A+	165,487
	5.000%, 12/01/25
100	New Orleans, Louisiana, Sewerage Service Revenue Bonds, Series 2015, 5.000%, 6/01/32	6/25 at 100.00	A (4)	116,292
	(Pre-refunded 6/01/25)
590	Saint Charles Parish, Louisiana, Gulf Opportunity Zone Revenue Bonds, Valero Project,	No Opt. Call	BBB	603,741
	Series 2010, 4.000%, 12/01/40 (Mandatory Put 6/01/22)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Louisiana (continued)
$ 105	Saint James Parish, Louisiana, Revenue Bonds, NuStar Logistics, LP Project, Series	No Opt. Call	BB–	$ 136,830
	2010B, 6.100%, 12/01/40 (Mandatory Put 6/01/30), 144A
100	Saint John the Baptist Parish, Louisiana, Revenue Bonds, Marathon Oil Corporation	No Opt. Call	BBB–	104,500
	Project, Refunding Series 2017A-3, 2.200%, 6/01/37 (Mandatory Put 7/01/26)
	Shreveport, Louisiana, Water and Sewer Revenue Bonds, Junior Lien Series 2019B:
25	5.000%, 12/01/31 – AGM Insured	12/28 at 100.00	AA	31,437
165	4.000%, 12/01/33 – AGM Insured	12/28 at 100.00	AA	189,877
3,735	Total Louisiana			4,119,533
	Maine – 0.3%
100	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, MaineHealth	7/30 at 100.00	A+	116,620
	Issue, Series 2020A, 4.000%, 7/01/40
100	Maine State Housing Authority, Multifamily Mortgage Purchase Bonds, Series 2021A,	5/30 at 100.00	AA+	94,891
	2.050%, 11/15/41
55	Maine State Housing Authority, Single Family Mortgage Purchase Bonds, Series 2020D,	5/29 at 100.00	AA+	56,168
	2.550%, 11/15/40
140	Maine State Housing Authority, Single Family Mortgage Purchase Bonds, Social Series	11/30 at 100.00	AA+	132,914
	2021C, 2.150%, 11/15/41
35	Portland, Maine, General Airport Revenue Bonds, Refunding Series 2013, 5.000%, 7/01/22	No Opt. Call	BBB+	36,181
430	Total Maine			436,774
	Maryland – 0.7%
335	Baltimore, Maryland, Convention Center Hotel Revenue Bonds, Refunding Series 2017,	9/27 at 100.00	CCC	360,048
	5.000%, 9/01/30
180	Maryland Community Development Administration Department of Housing and Community	3/29 at 100.00	Aa1	189,351
	Development, Residential Revenue Bonds, Series 2019C, 2.700%, 9/01/34
200	Maryland Community Development Administration Department of Housing and Community	3/30 at 100.00	Aa1	188,230
	Development, Residential Revenue Bonds, Series 2021A, 1.950%, 9/01/41
175	Maryland Community Development Administration Department of Housing and Community	3/30 at 100.00	Aa1	169,960
	Development, Residential Revenue Bonds, Series 2021B, 2.100%, 9/01/41
100	Maryland Economic Development Corporation, Private Activity Revenue Bonds RSA, Purple	11/21 at 100.00	BB–	100,706
	Line Light Rail Project, Green Bonds, Series 2016A, 5.000%, 3/31/24 (AMT)
990	Total Maryland			1,008,295
	Massachusetts – 0.8%
200	Massachusetts Development Finance Agency Revenue Bonds, Lawrence General Hospital Issue,	7/24 at 100.00	B–	201,920
	Series 2014A, 5.000%, 7/01/27
100	Massachusetts Development Finance Agency Revenue Refunding Bonds, NewBridge on the	10/22 at 105.00	BB+	107,608
	Charles, Inc Issue, Series 2017, 4.000%, 10/01/32, 144A
105	Massachusetts Development Finance Agency, Revenue Bonds, Atrius Health Issue, Series	6/29 at 100.00	BBB	127,879
	2019A, 5.000%, 6/01/39
60	Massachusetts Development Finance Agency, Revenue Bonds, CareGroup Issue, Series	7/28 at 100.00	A	73,759
	2018J-2, 5.000%, 7/01/33
100	Massachusetts Development Finance Agency, Revenue Bonds, Milford Regional Medical Center	7/30 at 100.00	BB+	122,974
	Issue, Series 2020G, 5.000%, 7/15/36, 144A
35	Massachusetts Development Finance Agency, Revenue Bonds, Southcoast Health System	7/31 at 100.00	A–	45,152
	Obligated Group Issue, Series 2021G, 5.000%, 7/01/37
115	Massachusetts Housing Finance Agency, Single Family Housing Revenue Bonds, Series	6/29 at 100.00	AA+	120,368
	2019-214, 2.800%, 12/01/39
70	Massachusetts Housing Finance Agency, Single Family Housing Revenue Bonds, Social Series	6/30 at 100.00	AA+	67,635
	2020-220, 2.125%, 12/01/40
65	Massachusetts Housing Finance Agency, Single Family Housing Revenue Bonds, Social Series	6/30 at 100.00	AA+	63,638
	2021-221, 2.200%, 12/01/41

NIM	Nuveen Select Maturities Municipal Fund Portfolio of Investments (continued) September 30, 2021 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Massachusetts (continued)
$ 100	Massachusetts State, General Obligation Bonds, Refunding Series 2020A, 5.000%, 6/01/44	No Opt. Call	Aa1	$ 107,928
	(Mandatory Put 6/01/23)
950	Total Massachusetts			1,038,861
	Michigan – 2.0%
400	Detroit Downtown Development Authority, Michigan, Tax Increment Bonds, Development Area	No Opt. Call	BB+	382,336
	1 Projects, Refunding Series 1996B, 0.000%, 7/01/23
165	Detroit, Michigan, Senior Lien Sewerage Disposal System Revenue Bonds, Series 2001B,	No Opt. Call	A+	200,153
	5.500%, 7/01/29 – NPFG Insured
150	Michigan Finance Authority, Local Government Loan Program Revenue Bonds, Detroit Water &	7/25 at 100.00	A+	172,977
	Sewerage Department Sewage Disposal System Local Project, Second Lien Series 2015C,
	5.000%, 7/01/34
50	Michigan Housing Development Authority, Rental Housing Revenue Bonds, Series 2018A,	10/27 at 100.00	AA	54,523
	3.800%, 10/01/38
270	Michigan Housing Development Authority, Rental Housing Revenue Bonds, Series 2021A,	10/30 at 100.00	AA	264,408
	2.250%, 10/01/41
230	Michigan Housing Development Authority, Single Family Mortgage Revenue Bonds, Series	12/28 at 100.00	AA+	241,452
	2019B, 2.700%, 12/01/34
360	Michigan Housing Development Authority, Single Family Mortgage Revenue Bonds, Series	6/30 at 100.00	AA+	368,575
	2020C, 2.600%, 12/01/40
125	Michigan Housing Development Authority, Single Family Mortgage Revenue Bonds, Social	12/30 at 100.00	AA+	120,401
	Series 2021A, 2.150%, 12/01/41
25	Michigan Strategic Fund, Limited Obligation Revenue Bonds, Graphic Packaging	No Opt. Call	BB	27,791
	International, LLC Coated Recycled Board Machine Project, Green Series 2021, 4.000%,
	10/01/61 (Mandatory Put 10/01/26) (AMT)
705	Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Wayne	12/25 at 100.00	A1	821,953
	County Airport, Refunding Series 2015F, 5.000%, 12/01/33 (AMT)
2,480	Total Michigan			2,654,569
	Minnesota – 0.4%
104	Minnesota Housing Finance Agency, Homeownership Finance Bonds, Mortgage-Backed	7/26 at 100.00	Aaa	108,299
	Securities Program, Series 2017E, 2.850%, 6/01/47
105	Minnesota Housing Finance Agency, Residential Housing Finance Bonds, Series 2020E,	7/29 at 100.00	AA+	106,892
	2.500%, 7/01/40
70	Minnesota Housing Finance Agency, Residential Housing Finance Bonds, Series 2020I,	1/30 at 100.00	AA+	67,912
	2.000%, 7/01/40
100	Minnesota Housing Finance Agency, Residential Housing Finance Bonds, Series 2021D,	7/30 at 100.00	AA+	98,878
	2.200%, 7/01/41
200	White Bear Lake Independent School District 624, Ramsey County, Minnesota, General	2/27 at 100.00	AAA	210,638
	Obligation Bonds, Facilities Maintenance Series 2021A, 2.000%, 2/01/28
579	Total Minnesota			592,619
	Mississippi – 0.4%
130	Mississippi Business Finance Corporation, Pollution Control Revenue, Mississippi Power,	3/24 at 100.00	A–	135,808
	Series 2002, 3.200%, 9/01/28
175	Mississippi Business Finance Corporation, Revenue Bonds, Mississippi Power Company	No Opt. Call	A–	175,704
	Project, First Series 2010, 2.750%, 12/01/40 (Mandatory Put 12/09/21)
100	Mississippi Business Finance Corporation, Revenue Bonds, System Energy Resources, Inc	11/21 at 100.00	BBB+	100,559
	Project, Refunding Series 2019, 2.500%, 4/01/22
30	Mississippi Home Corporation, Single Family Mortgage Revenue Bonds, Series 2021A,	6/30 at 100.00	Aaa	29,089
	2.000%, 12/01/40
45	Mississippi State, Gaming Tax Revenue Bonds, Series 2019A, 5.000%, 10/15/23	No Opt. Call	A+	49,118
480	Total Mississippi			490,278

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Missouri – 0.2%
$ 100	Branson Industrial Development Authority, Missouri, Tax Increment Revenue Bonds, Branson	11/25 at 100.00	N/R	$ 104,236
	Shoppes Redevelopment Project, Refunding Series 2017A, 4.000%, 11/01/26
100	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue	5/23 at 100.00	BBB	106,261
	Bonds, Saint Louis College of Pharmacy, Series 2013, 5.250%, 5/01/33
30	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue	11/23 at 100.00	BBB	31,477
	Bonds, Saint Louis College of Pharmacy, Series 2015B, 4.000%, 5/01/32
60	Missouri Housing Development Commission, Single Family Mortgage Revenue Bonds, First	5/30 at 100.00	AA+	57,018
	Place Homeownership Loan Program, Series 2021B, 2.000%, 11/01/41
290	Total Missouri			298,992
	Montana – 0.4%
260	Billings, Montana, Tax Increment Urban Renewal Revenue Bonds, Expanded North 27th	1/23 at 100.00	N/R	268,271
	Street, Series 2013A, 5.000%, 7/01/33
300	Forsyth, Montana Pollution Control Revenue Bonds, Portland General Electric Company	3/30 at 102.00	A1	309,726
	Project, Refunding Series 1998A, 2.125%, 5/01/33
25	Montana Board of Housing, Single Family Mortgage Bonds, Series 2021B, 2.000%, 12/01/41	12/30 at 100.00	AA+	23,753
585	Total Montana			601,750
	Nebraska – 1.0%
100	Central Plains Energy Project, Nebraska, Gas Project 4 Revenue Bonds, Series 2018A,	10/23 at 100.43	A2	109,244
	5.000%, 3/01/50 (Mandatory Put 1/01/24)
120	Douglas County School District 10 Elkhorn, Nebraska, General Obligation Bonds, Public	6/22 at 100.00	AA– (4)	123,244
	Schools Series 2012, 4.000%, 6/15/23 (Pre-refunded 6/15/22)
75	Nebraska Investment Finance Authority, Single Family Housing Revenue Bonds, Series	3/29 at 100.00	AA+	77,593
	2019D, 2.600%, 9/01/34
515	Nebraska Investment Finance Authority, Single Family Housing Revenue Bonds, Series	3/29 at 100.00	AA+	532,670
	2020A, 2.300%, 9/01/32
230	Nebraska Investment Finance Authority, Single Family Housing Revenue Bonds, Series	9/30 at 100.00	AA+	224,560
	2021C, 2.300%, 9/01/41
100	Sarpy County, Nebraska, Limited Tax Highway Allocation Fund Pledge Bonds, Series 2021,	6/26 at 100.00	Aaa	105,239
	2.000%, 6/01/27
145	Saunders County School District 1, Ashland-Greenwood, Nebraska, General Obligation	12/30 at 100.00	A+	128,376
	Bonds, Series 2021, 2.000%, 12/15/50
1,285	Total Nebraska			1,300,926
	Nevada – 0.5%
200	Clark County, Nevada, General Obligation Bonds, Refunding Flood Control Series 2014,	11/24 at 100.00	AA+ (4)	222,632
	4.000%, 11/01/33 (Pre-refunded 11/01/24)
65	Las Vegas Convention and Visitors Authority, Nevada, Revenue Bonds, Refunding Series	7/27 at 100.00	Aa3	73,007
	2017B, 4.000%, 7/01/34
40	Las Vegas, Nevada, Local Improvement Bonds, Special Improvement District 607 Providence,	No Opt. Call	N/R	41,008
	Refunding Series 2013, 5.000%, 6/01/22
100	Nevada Housing Division, Single Family Housing Mortgage Revenue Bonds, Refunding Series	10/30 at 100.00	AA+	97,294
	2021A, 2.200%, 10/01/41
65	Sparks, Nevada, Sales Tax Revenue Bonds, Tourism Improvement District 1 Legends at	No Opt. Call	Ba2	67,269
	Sparks Marina, Refunding Senior Series 2019A, 2.750%, 6/15/28, 144A
200	Washoe County, Nevada, Gas and Water Facilities Revenue Bonds, Sierra Pacific Power	No Opt. Call	A+	203,518
	Company, Refunding Series 2016B, 3.000%, 3/01/36 (Mandatory Put 6/01/22)
670	Total Nevada			704,728
	New Hampshire – 0.3%
254	National Finance Authority, New Hampshire, Municipal Certificates Series 2020-1 Class A,	No Opt. Call	BBB	302,376
	4.125%, 1/20/34
115	New Hampshire Business Finance Authority, Water Facility Revenue Bonds, Pennichuck Water	1/26 at 100.00	N/R (4)	131,927
	Works Inc Project , Series 2015A, 4.250%, 1/01/36 (Pre-refunded 1/01/26) (AMT)
369	Total New Hampshire			434,303

NIM	Nuveen Select Maturities Municipal Fund Portfolio of Investments (continued) September 30, 2021 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New Jersey – 7.6%
$ 535	Camden County Improvement Authority, New Jersey, Health Care Redevelopment Revenue	2/24 at 100.00	BBB+	$ 584,252
	Bonds, Cooper Health System Obligated Group Issue, Refunding Series 2014A, 5.000%, 2/15/30
205	Gloucester County Pollution Control Financing Authority, New Jersey, Pollution Control	No Opt. Call	BBB–	218,960
	Revenue Bonds, Logan Project, Refunding Series 2014A, 5.000%, 12/01/24 (AMT)
	New Jersey Economic Development Authority, Cigarette Tax Revenue Refunding Bonds,
	Series 2012:
375	5.000%, 6/15/22	No Opt. Call	BBB	386,445
375	5.000%, 6/15/23	6/22 at 100.00	BBB	386,377
210	5.000%, 6/15/24	6/22 at 100.00	BBB	216,304
510	5.000%, 6/15/25	6/22 at 100.00	BBB	525,121
150	5.000%, 6/15/26	6/22 at 100.00	BBB	154,401
125	4.250%, 6/15/27	6/22 at 100.00	BBB	127,910
300	5.000%, 6/15/28	6/22 at 100.00	BBB	308,679
220	New Jersey Economic Development Authority, Private Activity Bonds, The Goethals Bridge	1/24 at 100.00	A2	242,090
	Replacement Project, Series 2013, 5.000%, 1/01/28 (AMT)
1,000	New Jersey Economic Development Authority, School Facilities Construction Bonds,	6/25 at 100.00	Baa1	1,154,340
	Refunding Series 2015XX, 5.000%, 6/15/27
125	New Jersey Economic Development Authority, Water Facilities Revenue Bonds, New	12/29 at 100.00	A+	131,348
	Jersey-American Water Company Inc Project, Refunding Series 2019A, 2.200%, 10/01/39
	(Mandatory Put 12/03/29) (AMT)
65	New Jersey Economic Development Authority, Water Facilities Revenue Bonds, New	No Opt. Call	A+	64,711
	Jersey-American Water Company Inc Project, Refunding Series 2020D, 1.100%, 11/01/29
	(Mandatory Put 12/01/27) (AMT)
775	New Jersey Higher Education Student Assistance Authority, Student Loan Revenue Bonds,	12/26 at 100.00	Aaa	832,714
	Senior Lien Series 2017-1A, 3.750%, 12/01/31 (AMT)
1,280	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Capital	No Opt. Call	Baa1	976,474
	Appreciation Series 2010A, 0.000%, 12/15/33
1,590	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series	No Opt. Call	Baa1	1,751,989
	2010D, 5.000%, 12/15/23
170	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series	6/22 at 100.00	Baa1 (4)	175,658
	2012A, 5.000%, 6/15/42 (Pre-refunded 6/15/22)
175	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series	12/28 at 100.00	Baa1	197,276
	2019AA, 3.750%, 6/15/33
150	New Jersey Turnpike Authority, Turnpike Revenue Bonds, Series 2020D, 5.000%, 1/01/28	No Opt. Call	A+	178,712
165	Salem County Pollution Control Financing Authority, New Jersey, Pollution Control	No Opt. Call	BBB	173,356
	Revenue Bonds, Chambers Project, Refunding Series 2014A, 5.000%, 12/01/23 (AMT)
265	South Jersey Port Corporation, New Jersey, Marine Terminal Revenue Bonds, Refunding	No Opt. Call	Baa1	266,754
	Series 2012Q, 3.000%, 1/01/22
	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed
	Bonds, Series 2018A:
670	5.000%, 6/01/29	6/28 at 100.00	A	836,334
100	5.000%, 6/01/31	6/28 at 100.00	A	123,423
170	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed	No Opt. Call	BBB+	173,126
	Bonds, Series 2018B, 3.200%, 6/01/27
9,705	Total New Jersey			10,186,754
	New Mexico – 0.4%
55	New Mexico Mortgage Finance Authority, Single Family Mortgage Program Bonds, Class 1	1/29 at 100.00	Aaa	58,005
	Series 2019D, 2.800%, 7/01/34
100	New Mexico Mortgage Finance Authority, Single Family Mortgage Program Bonds, Class 1	7/30 at 100.00	Aaa	96,673
	Series 2021C, 2.100%, 7/01/41
325	New Mexico Municipal Energy Acquisition Authority, Gas Supply Revenue Bonds, Refunding &	2/25 at 100.73	Aa2	373,691
	Acquisition Sub-Series 2019A, 5.000%, 11/01/39 (Mandatory Put 5/01/25)
480	Total New Mexico			528,369

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New York – 5.1%
	Buffalo and Erie County Industrial Land Development Corporation, New York, Revenue
	Bonds, Catholic Health System, Inc Project, Series 2015:
$ 210	5.000%, 7/01/23	No Opt. Call	BBB	$ 226,244
205	5.000%, 7/01/24	No Opt. Call	BBB	229,200
120	Build NYC Resource Corporation, New York, Revenue Bonds, Family Life Academy Charter	12/30 at 100.00	N/R	128,170
	School, Series 2020B-1, 5.000%, 6/01/40, 144A
200	Dormitory Authority of the State of New York, Revenue Bonds, Orange Regional Medical	6/27 at 100.00	BBB–	243,008
	Center Obligated Group, Series 2017, 5.000%, 12/01/28, 144A
775	Dormitory Authority of the State of New York, State University Educational Facilities	5/22 at 100.00	AA	797,948
	Revenue Bonds, Third General Resolution, Series 2012A, 5.000%, 5/15/25
140	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012	11/21 at 100.00	AA–	140,589
	Series 2011A, 5.750%, 2/15/47
	Long Island Power Authority, New York, Electric System General Revenue Bonds,
	Series 2000A:
240	0.000%, 6/01/2z AGM Insured	No Opt. Call	AA	239,222
170	0.000%, 6/01/24 – AGM Insured	No Opt. Call	AA	167,088
295	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Bond	No Opt. Call	N/R	303,487
	Anticipation Note Series 2019B-1, 5.000%, 5/15/22
375	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Bond	No Opt. Call	N/R	390,881
	Anticipation Note Series 2019D-1, 5.000%, 9/01/22
155	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Bond	No Opt. Call	N/R	164,474
	Anticipation Note Series 2020A-1, 5.000%, 2/01/23
505	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Bond	No Opt. Call	N/R	511,075
	Anticipation Note Series 2020A-2S, 4.000%, 2/01/22
120	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Refunding	11/30 at 100.00	A3	150,686
	Green Climate Certified Series 2020E, 5.000%, 11/15/33
120	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series	11/22 at 100.00	A3	125,798
	2012D, 5.000%, 11/15/29
60	Monroe County Industrial Development Corporation, New York, Revenue Bonds, Saint Ann’s	1/26 at 103.00	N/R	67,645
	Community Project, Series 2019, 5.000%, 1/01/40
105	New York City Housing Development Corporation, New York, Multifamily Housing Revenue	5/22 at 100.00	AA+	105,411
	Bonds, Sustainable Neighborhood Series 2019A-3A, 1.125%, 5/01/60 (Mandatory Put 11/01/24)
	New York City Industrial Development Agency, New York, PILOT Payment in Lieu of Taxes
	Revenue Bonds, Queens Baseball Stadium Project, Refunding Series 2021A:
25	4.000%, 1/01/32 – AGM Insured	1/31 at 100.00	AA	30,484
100	3.000%, 1/01/33 – AGM Insured	1/31 at 100.00	AA	110,460
350	New York City, New York, General Obligation Bonds, Fiscal 2021 Series A-1,	No Opt. Call	AA	452,148
	5.000%, 8/01/29
100	New York State Housing Finance Agency, Affordable Housing Revenue Bonds, Climate Bond	11/27 at 100.00	Aa2	109,757
	Certified/Green Bond Series 2018I, 3.625%, 11/01/33
215	New York State Housing Finance Agency, Affordable Housing Revenue Bonds, Climate Bond	5/28 at 100.00	Aa2	222,921
	Certified/Sustainability Series 2019P, 2.600%, 11/01/34
205	New York State Housing Finance Agency, Affordable Housing Revenue Bonds, Refunding	5/28 at 100.00	Aa2	222,810
	Series 2019C, 3.500%, 11/01/34
120	New York State Mortgage Agency, Homeowner Mortgage Revenue Bonds, Series 223,	10/28 at 100.00	Aa1	125,088
	2.650%, 10/01/34
100	New York State Mortgage Agency, Homeowner Mortgage Revenue Bonds, Series 225,	10/29 at 100.00	Aa1	98,258
	2.300%, 10/01/40
100	New York State Mortgage Agency, Homeowner Mortgage Revenue Bonds, Series 233,	4/30 at 100.00	Aa1	99,036
	2.200%, 4/01/36

NIM	Nuveen Select Maturities Municipal Fund Portfolio of Investments (continued) September 30, 2021 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New York (continued)
	New York Transportation Development Corporation, New York, Special Facilities Bonds,
	LaGuardia Airport Terminal B Redevelopment Project, Series 2016A:
$ 135	4.000%, 7/01/32 (AMT)	7/24 at 100.00	BBB	$ 145,481
230	4.000%, 7/01/33 (AMT)	7/24 at 100.00	BBB	247,763
185	5.000%, 7/01/34 (AMT)	7/24 at 100.00	BBB	205,246
100	5.000%, 7/01/41 (AMT)	7/24 at 100.00	BBB	111,046
50	4.000%, 7/01/46 – AGM Insured (AMT)	7/24 at 100.00	AA	53,753
500	5.000%, 7/01/46 (AMT)	7/24 at 100.00	BBB	554,845
	New York Transportation Development Corporation, New York, Special Facility Revenue
	Refunding Bonds, Terminal One Group Association, LP Project, Series 2015:
60	5.000%, 1/01/22 (AMT)	No Opt. Call	BBB	60,645
60	5.000%, 1/01/23 (AMT)	No Opt. Call	BBB	63,261
6,430	Total New York			6,903,928
	North Carolina – 1.4%
100	North Carolina Housing Finance Agency, Home Ownership Revenue Bonds, 1998 Trust	1/29 at 100.00	AA+	104,507
	Agreement, Series 2020-43, 2.800%, 1/01/40
1,340	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Series 2015C,	1/26 at 100.00	A	1,561,301
	5.000%, 1/01/29
250	North Carolina Turnpike Authority, Monroe Expressway Toll Revenue Bonds, Capital	7/26 at 96.08	BBB	220,150
	Appreciation Series 2017C, 0.000%, 7/01/27
1,690	Total North Carolina			1,885,958
	North Dakota – 0.7%
100	Grand Forks, North Dakota, Health Care System Revenue Bonds, Altru Health System	12/21 at 100.00	Baa2	100,759
	Obligated Group, Series 2012, 5.000%, 12/01/32
270	Horace, Cass County, North Dakota, General Obligation Bonds, Refunding Improvement	5/27 at 100.00	Baa2	273,078
	Series 2021, 3.000%, 5/01/46
85	North Dakota Housing Finance Agency, Home Mortgage Finance Program Bonds, Series 2019C,	7/28 at 100.00	Aa1	89,719
	3.200%, 7/01/39
55	North Dakota Housing Finance Agency, Home Mortgage Finance Program Bonds, Series 2020A,	7/29 at 100.00	Aa1	57,287
	2.700%, 7/01/35
100	North Dakota Housing Finance Agency, Home Mortgage Finance Program Bonds, Series 2020B,	1/30 at 100.00	Aa1	100,935
	2.350%, 7/01/40
100	North Dakota Housing Finance Agency, Home Mortgage Finance Program Bonds, Series 2021A,	7/30 at 100.00	Aa1	98,726
	2.250%, 7/01/41
200	Ward County Health Care, North Dakota, Revenue Bonds, Trinity Obligated Group, Series	No Opt. Call	BBB–	245,714
	2017C, 5.000%, 6/01/28
910	Total North Dakota			966,218
	Ohio – 5.3%
145	Allen County, Ohio, Hospital Facilities Revenue Bonds, Catholic Health Partners,	5/22 at 100.00	AA– (4)	149,066
	Refunding and Improvement Series 2012A, 5.000%, 5/01/33 (Pre-refunded 5/01/22)
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed
	Revenue Bonds, Refunding Senior Lien Series 2020A-2 Class 1:
150	5.000%, 6/01/28	No Opt. Call	A	186,151
75	5.000%, 6/01/30	No Opt. Call	A	96,519
200	5.000%, 6/01/31	6/30 at 100.00	A	255,886
130	5.000%, 6/01/32	6/30 at 100.00	A–	165,602
505	5.000%, 6/01/35	6/30 at 100.00	A–	636,315
100	5.000%, 6/01/36	6/30 at 100.00	A–	125,729
30	4.000%, 6/01/48	6/30 at 100.00	BBB+	33,384
100	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed	6/30 at 100.00	N/R	113,279
	Revenue Bonds, Refunding Senior Lien Series 2020B-2 Class 2, 5.000%, 6/01/55
150	Columbus, Ohio, General Obligation Bonds, Various Purpose Series 2019A, 5.000%, 4/01/27	No Opt. Call	AAA	184,770

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Ohio (continued)
$ 480	Fairfield County, Ohio, Hospital Facilities Revenue Bonds, Fairfield Medical Center	6/23 at 100.00	Ba2	$ 492,648
	Project, Series 2013, 5.000%, 6/15/43
20	Montgomery County, Ohio, Hospital Facilities Revenue Bonds, Kettering Health Network	2/31 at 100.00	A+	21,543
	Obligated Group Project, Refunding & Improvement Series 2021, 3.000%, 8/01/40
	New Albany Community Authority, Ohio, Community Facilities Revenue Refunding Bonds,
	Series 2012C:
45	5.000%, 10/01/21	No Opt. Call	Aa3	45,000
35	5.000%, 10/01/22	No Opt. Call	Aa3	36,664
45	Ohio Air Quality Development Authority, Ohio, Air Quality Development Revenue Bonds,	No Opt. Call	N/R	56
	FirstEnergy Generation Corporation Project, Series 2009A, 5.700%, 8/01/22
100	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds,	No Opt. Call	N/R	125
	FirstEnergy Generation Corporation Project, Refunding Series 2009B, 3.100%, 3/01/23
425	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds,	No Opt. Call	N/R	531
	FirstEnergy Generation Project, Refunding Series 2006A, 3.750%, 12/01/23 (6)
90	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy	No Opt. Call	N/R	113
	Nuclear Generation Corporation Project, Refunding Series 2010A, 3.125%, 7/01/33 (6)
130	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds,	No Opt. Call	N/R	163
	FirstEnergy Nuclear Generation Project, Refunding Series 2006B, 3.625%, 12/01/33 (6)
335	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, American Electric Power	No Opt. Call	BBB+	347,321
	Company Project, Refunding Series 2005A, 2.100%, 1/01/29 (Mandatory Put 10/01/24) (AMT)
225	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, American Electric Power	No Opt. Call	BBB+	244,096
	Company Project, Refunding Series 2007A, 2.500%, 8/01/40 (Mandatory Put 10/01/29) (AMT)
350	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, American Electric Power	No Opt. Call	BBB+	380,166
	Company Project, Refunding Series 2007B, 2.500%, 11/01/42 (Mandatory Put 10/01/29) (AMT)
100	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, American Electric Power	10/24 at 100.00	BBB+	105,095
	Company Project, Refunding Series 2014B, 2.600%, 6/01/41 (Mandatory Put 10/01/29) (AMT)
100	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, American Electric Power	No Opt. Call	BBB+	103,269
	Company Project, Refunding Series 2014D, 1.900%, 5/01/26 (Mandatory Put 10/01/24)
45	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, Pratt Paper Ohio, LLC	No Opt. Call	N/R	50,102
	Project, Series 2017, 3.750%, 1/15/28, 144A (AMT)
25	Ohio Higher Educational Facility Commission, Senior Hospital Parking Revenue Bonds,	1/30 at 100.00	A3	30,653
	University Circle Incorporated 2020 Project, Series 2020, 5.000%, 1/15/37
145	Ohio Housing Finance Agency, Residential Mortgage Revenue Bonds, Mortgage-Backed	9/28 at 100.00	Aaa	152,436
	Securities Program, Series 2019B, 3.000%, 9/01/39
100	Ohio Housing Finance Agency, Residential Mortgage Revenue Bonds, Mortgage-Backed	3/29 at 100.00	Aaa	103,428
	Securities Program, Series 2020A, 2.750%, 9/01/40
25	Ohio Housing Finance Agency, Residential Mortgage Revenue Bonds, Mortgage-Backed	9/29 at 100.00	Aaa	25,281
	Securities Program, Series 2020B, 2.250%, 9/01/40
2,325	Ohio State, Turnpike Revenue Bonds, Ohio Turnpike and Infrastructure Commission	2/31 at 100.00	Aa3	2,897,554
	Infrastructure Projects, Junior Lien, Capital Appreciation Series 2013A-3, 0.000%, 2/15/34 (5)
120	Ohio Water Development Authority, Pollution Control Revenue Bonds, FirstEnergy	No Opt. Call	N/R	150
	Generating Corporation Project, Refunding Series 2006A, 3.000%, 5/15/49 (6)
230	Ohio Water Development Authority, Pollution Control Revenue Bonds, FirstEnergy Nuclear	No Opt. Call	N/R	288
	Generating Corporation Project, Refunding Series 2005B, 4.000%, 1/01/34 (6)
110	Ohio Water Development Authority, Pollution Control Revenue Bonds, FirstEnergy Nuclear	No Opt. Call	N/R	138
	Generating Corporation Project, Refunding Series 2008B, 3.625%, 10/01/33
220	Ohio Water Development Authority, Pollution Control Revenue Bonds, FirstEnergy Nuclear	No Opt. Call	N/R	275
	Generating Corporation Project, Refunding Series 2010A, 3.750%, 7/01/33 (6)
235	Ohio Water Development Authority, Pollution Control Revenue Bonds, FirstEnergy Nuclear	No Opt. Call	N/R	294
	Generating Corporation Project, Refunding Series 2010C, 4.000%, 6/01/33
110	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy	No Opt. Call	N/R	138
	Nuclear Generating Corporation Project, Series 2006B, 4.000%, 12/01/33 (6)

NIM	Nuveen Select Maturities Municipal Fund Portfolio of Investments (continued) September 30, 2021 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Ohio (continued)
$ 85	Tuscarawas County Economic Development and Finance Alliance, Ohio, Higher Education	3/25 at 100.00	N/R	$ 92,000
	Facilities Revenue Bonds, Ashland University, Refunding & Improvement Series 2015,
	5.375%, 3/01/27
7,840	Total Ohio			7,076,228
	Oklahoma – 1.4%
70	Bryan County School Finance Authority, Oklahoma, Educational Facilities Lease Revenue	No Opt. Call	A	83,710
	Bonds, Durant Public Schools Project, Refunding Series 2020, 4.000%, 12/01/28
115	Bryan County School Finance Authority, Oklahoma, Educational Facilities Lease Revenue	9/30 at 100.00	A	125,450
	Bonds, Durant Public Schools Project, Series 2020, 2.750%, 9/01/31
800	Caddo County Governmental Building Authority, Oklahoma, Sales Tax Revenue Bonds,	9/28 at 100.00	BBB+	868,496
	Refunding Series 2018, 3.625%, 9/01/33
250	Comanche County Educational Facilities Authority, Oklahoma, Educational Facilities Lease	12/27 at 100.00	A	304,882
	Revenue Bonds, Elgin Public Schools Project, Series 2017A, 5.000%, 12/01/31
220	Oklahoma Development Finance Authority, Health System Revenue Bonds, OU Medicine	No Opt. Call	Baa3	271,357
	Project, Series 2018B, 5.000%, 8/15/28
30	Oklahoma Housing Finance Agency, Single Family Mortgage Revenue Bonds, Homeownership	3/29 at 100.00	Aaa	31,192
	Loan Program, Series 2020A, 2.650%, 9/01/35
125	Weatherford Industrial Trust Educational, Oklahoma, Facilities Lease Revenue Bonds,	3/29 at 100.00	A–	156,380
	Weatherford Public Schools Project, Series 2019, 5.000%, 3/01/31
1,610	Total Oklahoma			1,841,467
	Oregon – 1.1%
1,250	Beaverton School District 48J, Washington and Multnomah Counties, Oregon, General	6/27 at 85.82	AA+	987,937
	Obligation Bonds, Deferred Interest Series 2017B, 0.000%, 6/15/31
25	Clackamas County Hospital Facility Authority, Oregon, Revenue Bonds, Rose Villa Inc,	11/21 at 100.00	N/R	25,041
	Series 2020B-1, 3.250%, 11/15/25
95	Oregon Housing and Community Services Department, Single Family Mortgage Revenue Bonds,	7/30 at 100.00	Aa2	92,757
	Series 2021A, 2.250%, 7/01/41
360	Oregon State Business Development Commission, Recovery Zone Facility Revenue Bonds,	No Opt. Call	A+	372,942
	Intel Corporation Project, 232 Series 2010, 2.400%, 12/01/40 (Mandatory Put 8/14/23)
1,730	Total Oregon			1,478,677
	Pennsylvania – 5.0%
100	Allegheny County Higher Education Building Authority, Pennsylvania, Revenue Bonds,	No Opt. Call	AA	130,280
	Carnegie Mellon University, Series 2020A, 5.000%, 2/01/30
100	Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania, Tax Revenue	No Opt. Call	Ba3	120,073
	Bonds, City Center Project, Series 2018, 5.000%, 5/01/28, 144A
220	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue	No Opt. Call	N/R	275
	Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2008A, 2.700%, 4/01/35 (6)
	Berks County Industrial Development Authority, Pennsylvania, Health System Revenue
	Bonds, Tower Health Project, Series 2017:
115	5.000%, 11/01/29	11/27 at 100.00	BB–	130,934
145	4.000%, 11/01/32	11/27 at 100.00	BB–	153,819
115	3.750%, 11/01/42	11/27 at 100.00	BB–	114,694
345	Berks County Municipal Authority, Pennsylvania, Revenue Bonds, Tower Health Project,	8/29 at 101.50	BB–	397,819
	Series 2020B-3, 5.000%, 2/01/40 (Mandatory Put 2/01/30)
400	Commonwealth Financing Authority, Pennsylvania, State Appropriation Lease Bonds, Master	6/28 at 100.00	AA	454,016
	Settlement, Series 2018, 4.000%, 6/01/39 – AGM Insured
100	Geisinger Authority, Montour County, Pennsylvania, Health System Revenue Bonds,	8/26 at 100.00	AA–	120,034
	Geisinger Health System, Series 2020B, 5.000%, 4/01/43 (Mandatory Put 2/15/27)
185	Geisinger Authority, Montour County, Pennsylvania, Health System Revenue Bonds,	10/29 at 100.00	AA–	236,214
	Geisinger Health System, Series 2020C, 5.000%, 4/01/43 (Mandatory Put 4/01/30)
240	Lehigh County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds,	No Opt. Call	A1	243,079
	Pennsylvania Power and Light Company, Series 2016A, 1.800%, 9/01/29 (Mandatory Put 9/01/22)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Pennsylvania (continued)
$ 455	Lehigh County Industrial Development Authority, Pennsylvania, Pollution Control Revenue	No Opt. Call	A1	$ 460,560
	Bonds, Pennsylvania Power and Light Company, Series 2016B, 1.800%, 2/15/27
	(Mandatory Put 8/15/22)
175	Luzerne County Industrial Development Authority, Pennsylvania, Revenue Bonds,	12/29 at 100.00	A+	188,206
	Pennsylvania-American Water Company Project, Refunding Series 2019, 2.450%, 12/01/39
	(Mandatory Put 12/03/29) (AMT)
5	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds,	No Opt. Call	N/R	6
	Shippingport Project, First Energy Guarantor, Series 2006A, 2.550%, 11/01/41 (6)
500	Pennsylvania Economic Development Financing Authority, Parking System Revenue Bonds,	1/24 at 100.00	AA	554,040
	Capitol Region Parking System, Junior Guaranteed Series 2013B, 5.500%, 1/01/27
250	Pennsylvania Economic Development Financing Authority, Parking System Revenue Bonds,	1/24 at 100.00	AA	277,615
	Capitol Region Parking System, Junior Insured Series 2013C, 5.500%, 1/01/26 – AGM Insured
230	Pennsylvania Economic Development Financing Authority, Private Activity Revenue Bonds,	No Opt. Call	BBB	272,152
	Pennsylvania Rapid Bridge Replacement Project, Series 2015, 5.000%, 12/31/25 (AMT)
150	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, LaSalle University,	11/22 at 100.00	BB+	153,108
	Series 2012, 5.000%, 5/01/42
250	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series	4/27 at 100.00	AA+	267,355
	2017-125A, 3.400%, 10/01/32 (AMT)
25	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series	10/27 at 100.00	AA+	26,682
	2019-128A, 3.650%, 10/01/32 (AMT)
100	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series	10/28 at 100.00	AA+	105,319
	2019-129, 2.950%, 10/01/34
150	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series	10/29 at 100.00	AA+	152,523
	2020-132A, 2.300%, 10/01/35
160	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series	10/29 at 100.00	AA+	161,810
	2020-133, 2.350%, 10/01/40
	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Refunding Subordinate Second
	Series 2016B-2:
400	5.000%, 6/01/29	6/26 at 100.00	A3	473,668
855	5.000%, 6/01/35	6/26 at 100.00	A3	1,005,454
250	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Refunding Subordinate Third	12/27 at 100.00	A3	305,660
	Series 2017, 5.000%, 12/01/32
90	Scranton, Lackawanna County, Pennsylvania, General Obligation Notes, Series 2016,	5/24 at 100.00	BB+	96,298
	5.000%, 11/15/26
50	Scranton-Lackawanna Health and Welfare Authority, Pennsylvania, University Revenue	No Opt. Call	BB+	51,350
	Bonds, Marywood University, Series 2016, 3.375%, 6/01/26
115	Wilson School District, Berks County, Pennsylvania, General Obligation Bonds, Series	5/29 at 100.00	AA	138,989
	2021C, 4.000%, 5/15/30
6,275	Total Pennsylvania			6,792,032
	Puerto Rico – 2.2%
135	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2008A,	No Opt. Call	CCC	147,612
	6.125%, 7/01/24
	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2012A:
215	5.250%, 7/01/24	7/22 at 100.00	CCC	223,009
120	4.250%, 7/01/25	7/22 at 100.00	CCC	123,581
260	5.000%, 7/01/33	7/22 at 100.00	CCC	269,201
135	5.125%, 7/01/37	7/22 at 100.00	CCC	139,903
65	5.250%, 7/01/42	7/22 at 100.00	CCC	67,421
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1:
282	0.000%, 7/01/27	No Opt. Call	N/R	254,860
354	0.000%, 7/01/29	7/28 at 98.64	N/R	305,322
634	0.000%, 7/01/31	7/28 at 91.88	N/R	505,976
352	0.000%, 7/01/33	7/28 at 86.06	N/R	261,367
251	4.500%, 7/01/34	7/25 at 100.00	N/R	276,050

NIM	Nuveen Select Maturities Municipal Fund Portfolio of Investments (continued) September 30, 2021 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Puerto Rico (continued)
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Taxable
	Restructured Cofina Project Series 2019A-2:
$ 149	4.329%, 7/01/40	7/28 at 100.00	N/R	$ 165,600
169	4.329%, 7/01/40	7/28 at 100.00	N/R	187,828
3,121	Total Puerto Rico			2,927,730
	Rhode Island – 0.3%
200	Rhode Island Health and Educational Building Corporation, Revenue Bonds, Care New	9/23 at 100.00	N/R (4)	220,218
	England Health System, Series 2013A, 5.500%, 9/01/28 (Pre-refunded 9/01/23)
180	Rhode Island Housing & Mortgage Finance Corporation, Homeownership Opportunity Bond	4/30 at 100.00	AA+	176,272
	Program, 2021 Series 75A, 2.250%, 10/01/41
50	Rhode Island Housing and Mortgage Finance Corporation, Homeownership Opportunity Bond	10/29 at 100.00	AA+	50,561
	Program, Series 2020-72A, 2.550%, 10/01/40
430	Total Rhode Island			447,051
	South Carolina – 0.2%
130	Patriots Energy Group Financing Agency, South Carolina, Gas Supply Revenue Bonds, Series	11/23 at 100.30	Aa2	139,959
	2018A, 4.000%, 10/01/48 (Mandatory Put 2/01/24)
170	South Carolina Housing Finance and Development Authority, Mortgage Revenue Bonds, Series	7/30 at 100.00	Aaa	163,790
	2021A, 2.050%, 7/01/41
300	Total South Carolina			303,749
	South Dakota – 0.2%
45	South Dakota Housing Development Authority, Homeownership Mortgage Revenue Bonds, Series	11/27 at 100.00	AAA	49,372
	2018B, 3.850%, 11/01/33
75	South Dakota Housing Development Authority, Homeownership Mortgage Revenue Bonds, Series	5/30 at 100.00	AAA	72,826
	2021A, 2.100%, 11/01/41
100	South Dakota Housing Development Authority, Homeownership Mortgage Revenue Bonds, Series	5/30 at 100.00	AAA	96,456
	2021B, 2.050%, 11/01/41
220	Total South Dakota			218,654
	Tennessee – 1.1%
	Knox County Health, Educational and Housing Facility Board, Tennessee, Hospital Revenue
	Bonds, Covenant Health, Refunding Series 2012A:
105	4.000%, 1/01/22	No Opt. Call	A+	105,948
180	5.000%, 1/01/23	No Opt. Call	A+	190,478
100	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities	No Opt. Call	N/R	60,000
	Board, Tennessee, Revenue Bonds, Knowledge Academy Charter School, Series 2017A, 0.000%,
	6/15/27, 144A (6)
100	The Tennessee Energy Acquisition Corporation, Gas Project Revenue Bonds, Series 2018,	8/25 at 100.22	A2	112,112
	4.000%, 11/01/49 (Mandatory Put 11/01/25)
60	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Commodity Project,	8/31 at 100.85	A2	78,308
	Series 2021A, 5.000%, 5/01/52 (Mandatory Put 11/01/31)
920	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006C, 4.000%,	2/23 at 100.43	A2	966,295
	5/01/48 (Mandatory Put 5/01/23)
1,465	Total Tennessee			1,513,141
	Texas – 5.4%
	Austin Convention Enterprises Inc, Texas, Convention Center Hotel Revenue Bonds,
	Refunding First Tier Series 2017A:
40	5.000%, 1/01/28	1/27 at 100.00	BB+	45,808
55	5.000%, 1/01/30	1/27 at 100.00	BB+	62,312
1,000	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien, Series 2015A,	7/25 at 100.00	A–	1,149,390
	5.000%, 1/01/31
25	City of Houston, Texas, Convention & Entertainment Facilities Department Hotel Occupancy	9/28 at 100.00	A	30,641
	Tax and Special Revenue Bonds, Refunding Series 2019, 5.000%, 9/01/34

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
$ 100	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding &	No Opt. Call	A	$ 100,104
	Improvement Series 2016, 1.600%, 11/01/21, 144A (AMT)
125	Fort Bend County Industrial Development Corporation, Texas, Revenue Bonds, NRG Energy	11/22 at 100.00	Baa2	129,864
	Inc Project, Series 2012B, 4.750%, 11/01/42
250	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Bond	No Opt. Call	A+	265,170
	Anticipation Note Series 2014A, 5.000%, 2/01/23
385	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Refunding Senior Lien	11/24 at 100.00	AA	431,866
	Series 2014A, 5.000%, 11/15/26 – AGM Insured
50	Houston, Texas, Airport System Special Facilities Revenue Bonds, United Airlines, Inc	7/24 at 100.00	Ba3	54,467
	Terminal E Project, Refunding Series 2014, 5.000%, 7/01/29 (AMT)
500	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and	No Opt. Call	A	493,285
	Entertainment Project, Series 2001B, 0.000%, 9/01/23 – AMBAC Insured
430	Love Field Airport Modernization Corporation, Texas, General Airport Revenue Bonds	11/25 at 100.00	A1	502,593
	Series 2015, 5.000%, 11/01/28 (AMT)
	McCamey County Hospital District, Texas, General Obligation Bonds, Series 2013:
100	5.000%, 12/01/25	No Opt. Call	B1	109,134
100	5.250%, 12/01/28	12/25 at 100.00	B1	108,475
100	Mission Economic Development Corporation, Texas, Revenue Bonds, Natgasoline Project,	10/21 at 105.00	BB–	105,167
	Senior Lien Series 2018, 4.625%, 10/01/31, 144A (AMT)
	North Central Texas Health Facilities Development Corporation, Texas, Revenue Bonds,
	Children’s Medical Center Dallas Project, Series 2012:
450	5.000%, 8/15/24 (Pre-refunded 8/15/22)	8/22 at 100.00	AA (4)	468,751
380	5.000%, 8/15/25 (Pre-refunded 8/15/22)	8/22 at 100.00	AA (4)	395,835
	North Texas Tollway Authority, Special Projects System Revenue Bonds, Convertible
	Capital Appreciation Series 2011C:
245	0.000%, 9/01/43 (Pre-refunded 9/01/31) (5)	9/31 at 100.00	N/R (4)	341,346
490	6.750%, 9/01/45 (Pre-refunded 9/01/31)	9/31 at 100.00	N/R (4)	742,159
	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2014A:
190	5.000%, 1/01/23 (ETM)	No Opt. Call	N/R (4)	201,377
290	5.000%, 1/01/23	No Opt. Call	A+	307,183
100	Port Beaumont Navigation District, Jefferson County, Texas, Dock and Wharf Facility	7/23 at 103.00	N/R	98,833
	Revenue Bonds, Jefferson Gulf Coast Energy Project, Series 2021A, 2.750%, 1/01/36, 144A (AMT)
100	Round Rock, Texas, Combined Tax and Revenue Certificates of Obligation, Series 2021C,	8/30 at 100.00	AAA	90,650
	2.000%, 8/15/46
100	Texas Department of Housing and Community Affairs, Single Family Mortgage Revenue Bonds,	3/30 at 100.00	Aaa	97,896
	Series 2021A, 2.050%, 9/01/41
	Texas Private Activity Bond Surface Transportation Corporation, Revenue Bonds, NTE
	Mobility Partners LLC North Tarrant Express Managed Lanes Project, Refunding Senior Lien
	Series 2019A:
210	4.000%, 12/31/38	12/29 at 100.00	Baa2	242,775
125	4.000%, 12/31/39	12/29 at 100.00	Baa2	144,155
475	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, Refunding	8/24 at 100.00	A–	533,149
	Second Tier Series 2015C, 5.000%, 8/15/31
6,415	Total Texas			7,252,385
	Virginia – 1.2%
200	Chesapeake Industrial Development Authority, Virginia, Pollution Control Revenue Bonds,	No Opt. Call	A2	205,228
	Virginia Electric and Power Company Project, Refunding Series 2008A, 1.900%, 2/01/32
	(Mandatory Put 6/01/23)
130	Louisa Industrial Development Authority, Virginia, Pollution Control Revenue Bonds, Virginia	No Opt. Call	A2	133,398
	Electric and Power Company, Refunding Series 2008A, 1.900%, 11/01/35 (Mandatory Put 6/01/23)
120	Louisa Industrial Development Authority, Virginia, Pollution Control Revenue Bonds,	No Opt. Call	A2	120,898
	Virginia Electric and Power Company, Series 2008C, 1.800%, 11/01/35 (Mandatory Put 4/01/22)
310	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, 95 Express Lanes	1/22 at 100.00	BBB	313,196
	LLC Project, Series 2019, 5.000%, 7/01/49 (AMT)

NIM	Nuveen Select Maturities Municipal Fund Portfolio of Investments (continued) September 30, 2021 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Virginia (continued)
$ 605	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River	7/22 at 100.00	BBB	$ 626,296
	Crossing, Opco LLC Project, Series 2012, 5.500%, 1/01/42 (AMT)
140	Wise County Industrial Development Authority, Virginia, Solid Waste and Sewage Disposal	No Opt. Call	A2	140,350
	Revenue Bonds, Virginia Electric and Power Company, Series 2009A, 0.750%, 10/01/40 (Mandatory
	Put 9/02/25)
50	Wise County Industrial Development Authority, Virginia, Solid Waste and Sewage Disposal	No Opt. Call	A2	50,849
	Revenue Bonds, Virginia Electric and Power Company, Series 2010A, 1.200%, 11/01/40
	(Mandatory Put 5/31/24)
1,555	Total Virginia			1,590,215
	Washington – 1.7%
1,000	Port of Seattle, Washington, Revenue Bonds, Intermediate Lien Series 2015C, 5.000%,	No Opt. Call	AA–	1,068,800
	4/01/23 (AMT)
5	Washington Health Care Facilities Authority, Revenue Bonds, CommonSpirit Health, Series	2/25 at 100.00	BBB+	5,699
	2019B-2, 5.000%, 8/01/49 (Mandatory Put 8/01/25)
275	Washington Health Care Facilities Authority, Revenue Bonds, CommonSpirit Health, Series	2/26 at 100.00	BBB+	322,674
	2019B-3, 5.000%, 8/01/49 (Mandatory Put 8/01/26)
100	Washington State Housing Finance Commission, Single Family Program Bonds, Series	6/30 at 100.00	Aaa	98,568
	2021-1N, 2.200%, 6/01/41
109	Washington State Housing Finance Commission, Social Municipal Certificates Multifamily	No Opt. Call	BBB+	126,465
	Revenue Bonds, Series 2021-1 Class A, 3.500%, 12/20/35
585	Whidbey Island Public Hospital District, Island County, Washington, General Obligation	12/22 at 100.00	Baa3	604,551
	Bonds, Whidbey General Hospital, Series 2013, 5.500%, 12/01/33
2,074	Total Washington			2,226,757
	West Virginia – 0.5%
100	Monongalia County Commission, West Virginia, Special District Excise Tax Revenue Bonds,	No Opt. Call	N/R	109,086
	University Town Centre Economic Opportunity Development District, Refunding & Improvement
	Series 2017A, 4.500%, 6/01/27, 144A
155	West Virginia Economic Development Authority, Solid Waste Disposal Facilities Revenue	No Opt. Call	A–	153,555
	Bonds, Appalachian Power Company – Amos Project, Series 2010, 0.625%, 12/01/38
	(Mandatory Put 12/15/25)
115	West Virginia Economic Development Authority, Solid Waste Disposal Facilities Revenue	No Opt. Call	A–	116,561
	Bonds, Wheeling Power Company – Mitchell Project, Series 2013A, 3.000%, 6/01/37
	(Mandatory Put 4/01/22) (AMT)
80	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, Charleston Area	9/24 at 100.00	Baa1	89,472
	Medical Center, Series 2014A, 5.000%, 9/01/25
240	West Virginia Hospital Finance Authority, Revenue Bonds, West Virginia University Health	6/27 at 100.00	A	264,338
	System Obligated Group, Improvement Series 2017A, 3.375%, 6/01/29
690	Total West Virginia			733,012
	Wisconsin – 2.7%
600	Public Finance Authority of Wisconsin, Limited Obligation PILOT Revenue Bonds, American	12/27 at 100.00	N/R	670,710
	Dream @ Meadowlands Project, Series 2017, 6.500%, 12/01/37, 144A
350	Public Finance Authority of Wisconsin, Solid Waste Disposal Revenue Bonds, Waste	5/26 at 100.00	A–	381,241
	Management Inc, Refunding Series 2016A-2, 2.875%, 5/01/27 (AMT)
	Public Finance Authority, Wisconsin, Exempt Facilities Revenue Bonds, Celanese Project,
	Refunding Series 2016C:
65	4.050%, 11/01/30	5/26 at 100.00	BBB	71,785
175	4.300%, 11/01/30 (AMT)	5/26 at 100.00	BBB	195,188
45	University of Wisconsin Hospitals and Clinics Authority, Revenue Bonds, Refunding Series	No Opt. Call	AA–	46,071
	2013A, 5.000%, 4/01/22
60	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds,	10/31 at 100.00	AA–	72,320
	Gundersen Health System, Refunding Series 2021A, 4.000%, 10/15/34

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Wisconsin (continued)
$ 100	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds,	8/26 at 100.00	A–	$ 119,190
	Marshfield Clinic Health System, Inc, Series 2020B-2, 5.000%, 2/15/51 (Mandatory Put 2/15/27)
1,500	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds,	12/24 at 100.00	AA–	1,711,695
	ThedaCare Inc, Series 2015, 5.000%, 12/15/26
305	Wisconsin Housing and Economic Development Authority, Home Ownership Revenue Bonds,	9/29 at 100.00	AA	320,119
	Series 2020A, 2.700%, 9/01/35
3,200	Total Wisconsin			3,588,319
	Wyoming – 0.1%
85	Campbell County, Wyoming Solid Waste Facilities Revenue Bonds, Basin Electric Power	5/29 at 100.00	A	90,584
	Cooperative, Dry Fork Station Facilities, Series 2019A, 3.625%, 7/15/39
25	Wyoming Community Development Authority, Housing Revenue Bonds, 2020 Series 1,	6/29 at 100.00	AA+	26,055
	2.625%, 12/01/35
110	Total Wyoming			116,639
$ 121,846	Total Municipal Bonds (cost $119,669,532)			129,439,037

Shares	Description (1)			Value
	COMMON STOCKS – 2.0%
	Electric Utilities – 2.0%
65,897	Energy Harbor Corp (7), (8), (9)			$ 2,650,312
	Total Common Stocks (cost $1,755,741)			2,650,312

Principal			Optional Call
Amount (000)	Description (1)	Coupon	Provisions (2)	Ratings (3)	Value
	ASSET-BACKED SECURITIES – 0.1%
$ 110	Freddie Mac Multi-Family ML Certificates, Series ML 10, Series 2021	2.032%	1/25/38	AA+	$ 112,211
$ 110	Total Asset-Backed Securities (cost $114,047)				112,211
	Total Long-Term Investments (cost $121,539,320)				132,201,560

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	SHORT-TERM INVESTMENTS – 0.8%
	MUNICIPAL BONDS – 0.8%
	National – 0.0%
$ 17	BB&T Municipal Trust Pool Tax Exempt Lease Certificates Class C Series 2018, 0.820%,
	11/30/21, 144A (11)	No Opt. Call	A+	$ 16,512
	Alabama – 0.5%
625	Mobile Industrial Development Board, Alabama, Pollution Control Revenue Refunding Bonds,
	Alabama Power Company Barry Plan, Series 2008, 2.900%, 7/15/34 (Mandatory Put 12/12/23) (10)	No Opt. Call	A1	657,737
	Florida – 0.3%
425	Florida Development Finance Corporation, Florida, Surface Transportation Facility Revenue Bonds,
	Virgin Trains USA Passenger Rail Project , Series 2019A, 6.250%, 1/01/49 (AMT) (Mandatory
	Put 1/01/24), 144A (10)	11/21 at 103.00	N/R	433,564
$ 1,067	Total Short-Term Investments (cost $1,066,512)			1,107,813
	Total Investments (cost $122,605,832) – 99.1%			133,309,373
	Other Assets Less Liabilities – 0.9%			1,237,088
	Net Assets Applicable to Common Shares – 100%			$ 134,546,461

NIM	Nuveen Select Maturities Municipal Fund Portfolio of Investments (continued) September 30, 2021 (Unaudited)

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.
(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(5)	Step-up coupon bond, a bond with a coupon that increases ("steps up"), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(6)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(7)	Common Stock received as part of the bankruptcy settlement during February 2020 for Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2008A, 2.700%, 4/01/35; Ohio Air Quality Development Authority, Ohio, Air Quality Development Revenue Bonds, FirstEnergy Generation Corporation Project, Series 2009A, 5.700%, 8/01/20; Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Corporation Project, Refunding Series 2009B, 3.100%, 3/01/23; Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Project, Refunding Series 2006A, 3.750%, 12/01/23; Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Corporation Project, Refunding Series 2010A, 0.000%, 7/01/33; Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2006B, 3.625%, 12/01/33; Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2005B, 4.000%, 1/01/34; Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2006A, 3.000%, 5/15/20; Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2006B, 4.000%, 12/01/33; Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2008B, 3.625%, 10/01/33; Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2010A, 3.750%, 7/01/33; Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2010C, 4.000%, 6/01/33; and Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, Shippingport Project, First Energy Guarantor, Series 2006A, 2.550%, 11/01/41.
(8)	For fair value measurement disclosure purposes, investment classified as Level 2.
(9)	Non-income producing; issuer has not declared an ex-dividend date within the past twelve months.
(10)	Investment has a maturity of greater than one year, but has variable rate and/or demand features which qualify it as a short-term investment. The rate disclosed, as well as the reference rate and spread, where applicable, is that in effect as of the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.
(11)	Variable rate security. The rate shown is the coupon as of the end of the reporting period.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
AMT	Alternative Minimum Tax
ETM	Escrowed to maturity

See accompanying notes to financial statements.

Statement of Assets and Liabilities

September 30, 2021 (Unaudited)

Assets
Long-term investments, at value (cost $121,539,320)	$132,201,560
Short-term investments, at value (cost $1,066,512)	1,107,813
Cash	225,864
Receivable for:
Interest	1,329,782
Investments sold	135,757
Other assets	157
Total assets	135,000,933
Liabilities
Payable for:
Dividends	291,620
Investments purchased - regular settlement	27,081
Accrued expenses:
Management fees	50,340
Trustees fees	834
Custodian fees	48,037
Other	36,560
Total liabilities	454,472
Net assets applicable to common shares	$134,546,461
Common shares outstanding	12,446,250
Net asset value (“NAV”) per common share outstanding	$ 10.81
Net assets applicable to common shares consist of:
Common shares, $0.01 par value per share	$ 124,463
Paid-in surplus	123,853,032
Total distributable earnings	10,568,966
Net assets applicable to common shares	$134,546,461
Authorized common shares	Unlimited

See accompanying notes to financial statements.

Statement of Operations

Six Months Ended September 30, 2021 (Unaudited)

Investment Income	$2,113,757
Expenses
Management fees	307,527
Custodian fees	26,811
Trustees fees	2,076
Professional fees	15,097
Shareholder reporting expenses	19,605
Shareholder servicing agent fees	1,610
Stock exchange listing fees	3,327
Investor relations expenses	3,246
Other	3,620
Total expenses	382,919
Net investment income (loss)	1,730,838
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	(31,821)
Change in net unrealized appreciation (depreciation) of investments	581,688
Net realized and unrealized gain (loss)	549,867
Net increase (decrease) in net assets applicable to common shares from operations	$2,280,705

See accompanying notes to financial statements.

Statement of Changes in Net Assets

	Six Months
	Ended	Year
	9/30/21	Ended
	(Unaudited)	3/31/21
Operations
Net investment income (loss)	$ 1,730,838	$ 3,588,015
Net realized gain (loss) from investments	(31,821)	(90)
Change in net unrealized appreciation (depreciation) of investments	581,688	5,127,853
Net increase (decrease) in net assets applicable to common shares from operations	2,280,705	8,715,778
Distributions to Common Shareholders
Dividends	(1,792,185)	(4,546,291)
Decrease in net assets applicable to common shares from distributions to common shareholders	(1,792,185)	(4,546,291)
Capital Share Transactions
Common Shares:
Net proceeds from shares issued to shareholders due to reinvestment of distributions	9,700	—
Net increase (decrease) in net assets applicable to common shares from capital share transactions	9,700	—
Net increase (decrease) in net assets applicable to common shares	498,220	4,169,487
Net assets applicable to common shares at the beginning of period	134,048,241	129,878,754
Net assets applicable to common shares at the end of period	$134,546,461	$134,048,241

See accompanying notes to financial statements.

Financial Highlights

Selected data for a common share outstanding throughout each period:

					Less Distributions to
		Investment Operations			Common Shareholders			Common Share
		Net	Net			From
	Beginning	Investment	Realized/		From Net	Accumulated			Ending
	Common Share	Income	Unrealized		Investment	Net Realized		Ending	Share
	NAV	(Loss)	Gain (Loss)	Total	Income	Gains	Total	NAV	Price
Year Ended 3/31:
2022(c)	$10.77	$0.14	$ 0.04	$ 0.18	$(0.14)	$ —	$(0.14)	$10.81	$10.86
2021	10.44	0.29	0.41	0.70	(0.32)	(0.05)	(0.37)	10.77	10.68
2020	10.56	0.31	(0.11)	0.20	(0.32)	—	(0.32)	10.44	9.77
2019	10.34	0.33	0.21	0.54	(0.32)	—	(0.32)	10.56	9.96
2018	10.28	0.33	0.04	0.37	(0.31)	—	(0.31)	10.34	9.69
2017	10.64	0.32	(0.36)	(0.04)	(0.32)	—*	(0.32)	10.28	9.93

			Common Share Supplemental Data/
			Ratio Applicable to Common Shares
Common Shares
Total Returns			Ratios to Average Net Assets
	Based			Net
Based	on	Ending		Investment	Portfolio
on	Share	Net Assets		Income	Turnover
NAV(a)	Price(a)	(000)	Expenses	(Loss)	Rate(b)

1.71%	3.04%	$134,546	0.56%**	2.55%**	7%
6.73	13.22	134,048	0.56	2.69	12
1.83	1.14	129,879	0.56	2.88	13
5.28	6.16	131,462	0.57	3.18	16
3.65	0.67	128,633	0.58	3.20	18
(0.43)	(3.13)	127,963	0.58	3.01	15

(a)	Total Return Based on Common Share NAV is the combination of changes in Common Share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

(b)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.
(c)	Unaudited. For the six months ended September 30, 2021.
*	Rounds to less than $0.01 per share.
**	Annualized.

See accompanying notes to financial statements.

Notes to

Financial Statements (Unaudited)

1. General Information

Fund Information

The fund covered in this report and its corresponding New York Stock Exchange (“NYSE”) symbol is Nuveen Select Maturities Municipal Fund (NIM) (the “Fund”). The Fund is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as a diversified, closed-end management investment company. The Fund was organized as a Massachusetts business trust on July 23, 1992.

The end of the reporting period for the Fund is September 30, 2021, and the period covered by these Notes to Financial Statements is the six months ended September 30, 2021 (the “current fiscal period”).

Investment Adviser and Sub-Adviser

The Fund’s investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Fund, oversees the management of the Fund’s portfolio, manages the Fund’s business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into a sub-advisory agreement with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolio of the Fund.

Other Matters

The outbreak of the novel coronavirus (“COVID-19”) and subsequent global pandemic began significantly impacting the U.S. and global financial markets and economies during the calendar quarter ended March 31, 2020. The worldwide spread of COVID-19 has created significant uncertainty in the global economy. The duration and extent of COVID-19 over the long term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which COVID-19 impacts the Fund’s normal course of business, results of operations, investments, and cash flows will depend on future developments, which are highly uncertain and difficult to predict. Management continues to monitor and evaluate this situation.

2. Significant Accounting Policies

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. The Fund is an investment company and follows the accounting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, Financial Services — Investment Companies. The net asset value (“NAV”) for financial reporting purposes may differ from the NAV for processing security and common share transactions. The NAV for financial reporting purposes includes security and common share transactions through the date of the report. Total return is computed based on the NAV used for processing security and common share transactions. The following is a summary of the significant accounting policies consistently followed by the Fund.

Compensation

The Fund pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser or its affiliates. The Fund’s Board of Trustees (the “Board”) has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Distributions to Common Shareholders

Distributions to common shareholders are recorded on the ex-dividend date. The amount, character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications

Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Investments and Investment Income

Securities transactions are accounted for as of the trade date for financial reporting purposes. Realized gains and losses on securities transactions are based upon the specific identification method. Investment income is comprised of interest income, which is recorded on an accrual basis and includes accretion of discounts and amortization of premiums for financial reporting purposes. Investment income also reflects payment-in-kind (“PIK”) interest and paydown gains and losses, if any. PIK interest represents income received in the form of securities in lieu of cash. Investment income also reflects dividend income, which is recorded on the ex-dividend date.

Netting Agreements

In the ordinary course of business, the Fund may enter into transactions subject to enforceable International Swaps and Derivative Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows the Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, the Fund manages its cash collateral and securities collateral on a counterparty basis.

The Fund’s investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 4 – Portfolio Securities and Investments in Derivatives.

New Accounting Pronouncements and Rule Issuances

Reference Rate Reform

In March 2020, FASB issued Accounting Standards Update (“ASU”) 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The main objective of the new guidance is to provide relief to companies that will be impacted by the expected change in benchmark interest rates, when participating banks will no longer be required to submit London Interbank Offered Rate (LIBOR) quotes by the UK Financial Conduct Authority (FCA). The new guidance allows companies to, provided the only change to existing contracts are a change to an approved benchmark interest rate, account for modifications as a continuance of the existing contract without additional analysis. For new and existing contracts, the Fund may elect to apply the amendments as of March 12, 2020 through December 31, 2022. Management has not yet elected to apply the amendments, is continuously evaluating the potential effect a discontinuation of LIBOR could have on the Fund's investments and has currently determined that it is unlikely the ASU’s adoption will have a significant impact on the Fund's financial statements and various filings.

Securities and Exchange Commission (“SEC”) Adopts New Rules to Modernize Fund Valuation Framework

In December 2020, the SEC voted to adopt a new rule governing fund valuation practices. New Rule 2a-5 under the 1940 Act establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of Section 2(a)(41) of the 1940 Act, which requires a fund to fair value a security when market quotations are not readily available. The SEC also adopted new Rule 31a-4 under the 1940 Act, which sets forth the recordkeeping requirements associated with fair value determinations. Finally, the SEC is rescinding previously issued guidance on related issues, including the role of a board in determining fair value and the accounting and auditing of fund investments. Rule 2a-5 and Rule 31a-4 became effective on March 8, 2021, with a compliance date of September 8, 2022. A fund may voluntarily comply with the rules after the effective date, and in advance of the compliance date, under certain conditions. Management is currently assessing the impact of these provisions on the Fund’s financial statements.

3. Investment Valuation and Fair Value Measurements

The Fund’s investments in securities are recorded at their estimated fair value utilizing valuation methods approved by the Board. Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. U.S. GAAP establishes the three-tier hierarchy which is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect management’s assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Notes to Financial Statements (Unaudited) (continued)

A description of the valuation techniques applied to the Fund’s major classifications of assets and liabilities measured at fair value follows:

Equity securities and exchange-traded funds listed or traded on a national market or exchange are valued based on their sale price at the official close of business of such market or exchange on the valuation date. Foreign equity securities and registered investment companies that trade on a foreign exchange are valued at the last sale price or official closing price reported on the exchange where traded and converted to U.S. dollars at the prevailing rates of exchange on the date of valuation. To the extent these securities are actively traded and that valuation adjustments are not applied, they are generally classified as Level 1. If there is no official close of business, then the latest available sale price is utilized. If no sales are reported, then the mean of the latest available bid and ask prices is utilized and these securities are generally classified as Level 2.

Prices of fixed-income securities are generally provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2.

Any portfolio security or derivative for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued at fair value, as determined in good faith using procedures approved by the Board. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. To the extent the inputs are observable and timely, the values would be classified as Level 2 of the fair value hierarchy; otherwise they would be classified as Level 3.

The following table summarizes the market value of the Fund’s investments as of the end of the reporting period, based on the inputs used to value them:

	Level 1	Level 2	Level 3	Total
Long-Term Investments:*
Municipal Bonds	$ —	$129,439,037	$ —	$129,439,037
Common Stocks**	—	2,650,312	—	2,650,312
Asset-Backed Securities	—	112,211	—	112,211
Short-Term Investments:*
Municipal Bonds	—	1,107,813	—	1,107,813
Total	$ —	$133,309,373	$ —	$133,309,373

*	Refer to the Fund’s Portfolio of Investments for state classifications.
**	Refer to the Fund’s Portfolio of Investments for securities classified as Level 2.

4. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investment Transactions

Long-term purchases and sales (including maturities) during the current fiscal period aggregated $9,285,220 and $9,104,466, respectively.

The Fund may purchase securities on a when-issued or delayed-delivery basis. Securities purchased on a when-issued or delayed-delivery basis may have extended settlement periods; interest income is not accrued until settlement date. Any securities so purchased are subject to market fluctuation during this period. The Fund has earmarked securities in its portfolio with a current value at least equal to the amount of the when issued/delayed-delivery purchase commitments. If the Fund has outstanding when-issued/delayed-delivery purchases commitments as of the end of the reporting period, such amounts are recognized on the Statement of Assets and Liabilities.

Investments in Derivatives

The Fund is authorized to invest in certain derivative instruments such as futures, options and swap contracts. The Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund’s investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Although the Fund is authorized to invest in derivative instruments and may do so in the future, it did not make any such investments during the current fiscal period.

Market and Counterparty Credit Risk

In the normal course of business the Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of the Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

5. Fund Shares

Common Share Transactions

Transactions in common shares for the Funds during the current and prior fiscal period, where applicable, were as follows:

	Six Months	Year
	Ended	Ended
	9/30/21	3/31/21
Common shares issued to shareholders due to reinvestment of distributions	887	—

6. Income Tax Information

The Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, the Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Fund. Net realized capital gains and ordinary income distributions paid by the Fund are subject to federal taxation.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount and timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAV of the Fund.

Notes to Financial Statements (Unaudited) (continued)

The table below presents the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, as determined on a federal income tax basis, as of September 30, 2021.

Tax cost of investments	$122,564,584
Gross unrealized:
Appreciation	$ 11,045,848
Depreciation	(301,059)
Net unrealized appreciation (depreciation) of investments	$ 10,744,789

Permanent differences, primarily due to taxable market discount and paydowns, resulted in reclassifications among the Fund’s components of common shares net assets as of March 31, 2021, the Fund’s last tax year end.

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of March 31, 2021, the Fund’s last tax year end, were as follows:

Undistributed net tax-exempt income[1]	$244,752
Undistributed net ordinary income	—
Undistributed net long-term capital gains	9,425

1	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on March 1, 2021, paid on April 1, 2021.

The tax character of distributions paid during the Fund’s last tax year ended March 31, 2021 was designated for purposes of the dividends paid deduction as follows:

Distributions from net tax-exempt income	$3,843,820
Distributions from net ordinary income[2]	113,805
Distributions from net long-term capital gains	588,666

2	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

7. Management Fees and Other Transactions with Affiliates

Management Fees

The Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Fund from the management fees paid to the Adviser.

The Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, is calculated according to the following schedule:
Average Daily Net Assets*	Fund-Level Fee Rate
For the first $125 million	0.3000%
For the next $125 million	0.2875
For the next $250 million	0.2750
For the next $500 million	0.2625
For the next $1 billion	0.2500
For the next $3 billion	0.2250
For managed assets over $5 billion	0.2125

The annual complex-level fee, payable monthly, is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule by the Fund’s daily net assets:

Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445

*	For the complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen open-end and closed-end funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011, but do include certain assets of certain Nuveen funds that were reorganized into funds advised by an affiliate of the Adviser during the 2019 calendar year. As of September 30, 2021, the complex-level fee for the Fund was 0.1536%.

Other Transactions with Affiliates

The Fund is permitted to purchase or sell securities from or to certain other funds or accounts managed by the Sub-Adviser (“Affiliated Entity”) under specified conditions outlined in procedures adopted by the Board (“cross-trade”). These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to an Affiliated Entity by virtue of having a common investment adviser (or affiliated investment adviser), common officer and/or common trustee complies with Rule 17a-7 under the 1940 Act. These transactions are effected at the current market price (as provided by an independent pricing service) without incurring broker commissions.

During the current fiscal period, the Fund did not engage in inter-fund trades pursuant to these procedures.

8. Borrowing Arrangements

Committed Line of Credit

The Fund, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, $2.635 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. Each Participating Fund is allocated a designated proportion of the facility’s capacity (and its associated costs, as described below) based upon a multifactor assessment of the likelihood and frequency of its need to draw on the facility, the size of the Fund and its anticipated draws, and the potential importance of such draws to the operations and well-being of the Fund, relative to those of the other Funds. A Fund may effect draws on the facility in excess of its designated capacity if and to the extent that other Participating Funds have undrawn capacity. The credit facility expires in June 2022 unless extended or renewed.

The credit facility has the following terms: 0.15% per annum on unused commitment amounts and a drawn interest rate equal to the higher of (a) OBFR Overnight Bank Funding Rate) plus 1.20% per annum or (b) the Fed Funds Effective Rate plus 1.20% per annum on amounts borrowed. Prior to June 23, 2021, the drawn interest rate was equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.25% per annum or (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. The Participating Funds also incurred a 0.05% upfront fee on the increase of the $230 million commitment amount during the reporting period. Interest expense incurred by the Participating Funds, when applicable, is recognized as a component of “Interest expense” on the Statement of Operations. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.

Notes to Financial Statements (Unaudited) (continued)

During the current fiscal period, the Fund did not utilize this facility.

Borrowings outstanding as of the end of the reporting period, if any, are recognized as “Borrowings” on the Statement of Assets and Liabilities, where applicable.

Inter-Fund Borrowing and Lending

The SEC has granted an exemptive order permitting registered open-end and closed-end Nuveen funds to participate in an inter-fund lending facility whereby the Nuveen funds may directly lend to and borrow money from each other for temporary purposes (e.g., to satisfy redemption requests or when a sale of securities “fails,” resulting in an unanticipated cash shortfall) (the “Inter-Fund Program”). The closed-end Nuveen funds, including the Fund covered by this shareholder report, will participate only as lenders, and not as borrowers, in the Inter-Fund Program because such closed-end funds rarely, if ever, need to borrow cash to meet redemptions. The Inter-Fund Program is subject to a number of conditions, including, among other things, the requirements that (1) no fund may borrow or lend money through the Inter-Fund Program unless it receives a more favorable interest rate than is typically available from a bank or other financial institution for a comparable transaction; (2) no fund may borrow on an unsecured basis through the Inter-Fund Program unless the fund’s outstanding borrowings from all sources immediately after the inter-fund borrowing total 10% or less of its total assets; provided that if the borrowing fund has a secured borrowing outstanding from any other lender, including but not limited to another fund, the inter-fund loan must be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value; (3) if a fund’s total outstanding borrowings immediately after an inter-fund borrowing would be greater than 10% of its total assets, the fund may borrow through the inter-fund loan on a secured basis only; (4) no fund may lend money if the loan would cause its aggregate outstanding loans through the Inter-Fund Program to exceed 15% of its net assets at the time of the loan; (5) a fund’s inter-fund loans to any one fund shall not exceed 5% of the lending fund’s net assets; (6) the duration of inter-fund loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days; and (7) each inter-fund loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund. In addition, a Nuveen fund may participate in the Inter-Fund Program only if and to the extent that such participation is consistent with the fund’s investment objective and investment policies. The Board is responsible for overseeing the Inter-Fund Program.

The limitations detailed above and the other conditions of the SEC exemptive order permitting the Inter-Fund Program are designed to minimize the risks associated with Inter-Fund Program for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at a higher rate or take other actions to payoff such loan if an inter-fund loan is not available from another fund. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

During the current reporting period, the Fund did not enter into any inter-fund loan activity.

Risk Considerations
(Unaudited)

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation.

Nuveen Select Maturities Municipal Fund (NIM)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. These and other risk considerations such as tax risk are described in more detail on the Fund’s web page at www.nuveen.com/NIM.

Additional Fund Information (Unaudited)

Board of Trustees
Jack B. Evans	William C. Hunter	Amy B. R. Lancellotta	Joanne T. Medero	Albin F. Moschner	John K. Nelson
Judith M. Stockdale	Carole E. Stone	Terence J. Toth	Matthew Thornton III	Margaret L. Wolff	Robert L. Young

Investment Adviser	Custodian	Legal Counsel	Independent Registered	Transfer Agent and
Nuveen Fund Advisors, LLC	State Street Bank	Chapman and Cutler LLP	Public Accounting Firm	Shareholder Services
333 West Wacker Drive	& Trust Company	Chicago, IL 60603	KPMG LLP	Computershare Trust
Chicago, IL 60606	One Lincoln Street		200 East Randolph Street	Company, N.A.
	Boston, MA 02111		Chicago, IL 60601	150 Royall Street
Canton, MA 02021
(800) 257-8787

Portfolio of Investments Information

The Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. You may obtain this information on the SEC’s website at http://www.sec.gov.

Nuveen Funds’ Proxy Voting Information

You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure

The Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE

Listed Company Manual. The Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Repurchases

The Fund intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, the Fund repurchased shares of its common stock as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

NIM
Common shares repurchased	0

FINRA BrokerCheck

The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Glossary of Terms Used in this Report (Unaudited)

•	Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.
•	Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.
•	S&P Municipal Bond Intermediate Index: An unleveraged, market value-weighted index containing all of the bonds in the S&P Municipal Bond Index with maturity dates between 3 and 14.999 years. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Annual Investment Management Agreement Approval Process (Unaudited)

At a meeting held on May 25-27, 2021 (the “May Meeting”), the Board of Trustees (the “Board” and each Trustee, a “Board Member”) of the Fund, which is comprised entirely of Board Members who are not “interested persons” (as defined under the Investment Company Act of 1940 (the “1940 Act”)) (the “Independent Board Members”), approved the renewal of the management agreement (the “Investment Management Agreement”) with Nuveen Fund Advisors, LLC (the “Adviser”) pursuant to which the Adviser serves as the investment adviser to the Fund and the sub-advisory agreement (the “Sub-Advisory Agreement”) with Nuveen Asset Management, LLC (the “Sub-Adviser”) pursuant to which the Sub-Adviser serves as the sub-adviser to the Fund. Although the 1940 Act requires that continuances of the Advisory Agreements (as defined below) be approved by the in-person vote of a majority of the Independent Board Members, the May Meeting was held virtually through the internet in view of the health risks associated with holding an in-person meeting during the COVID-19 pandemic and governmental restrictions on gatherings. The May Meeting was held virtually in reliance on certain exemptive relief the Securities and Exchange Commission provided to registered investment companies providing temporary relief from the in-person voting requirements of the 1940 Act with respect to the approval of a fund’s advisory agreement in light of these challenges.

Following up to an initial two-year period, the Board considers the renewal of the Investment Management Agreement and Sub-Advisory Agreement on an annual basis. The Investment Management Agreement and Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements” and the Adviser and the Sub-Adviser are collectively, the “Fund Advisers” and each, a “Fund Adviser.” Throughout the year, the Board and its committees meet regularly and, at these meetings, receive regular and/or special reports that cover an extensive array of topics and information that are relevant to its annual consideration of the renewal of the advisory agreements for the Nuveen funds. Such information may address, among other things, fund performance and risk information; the Adviser’s strategic plans; product initiatives for various funds; the review of the funds and investment teams; compliance, regulatory and risk management matters; the trading practices of the various sub-advisers to the funds; valuation of securities; fund expenses; securities lending; liquidity management; overall market and regulatory developments; and with respect to closed-end funds, capital management initiatives, institutional ownership, management of leverage financing and the secondary market trading of the closed-end funds and any actions to address discounts. The Board also seeks to meet periodically with the Nuveen funds’ sub-advisers and portfolio teams, when feasible.

In addition, in connection with the annual consideration of the advisory agreements for the Nuveen funds, the Board, through its independent legal counsel, requested and received extensive materials and information prepared specifically for its annual consideration of the renewal of such advisory agreements by the Adviser and by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data. The materials cover a wide range of topics including, but not limited to, a description of the nature, extent and quality of services provided by the Fund Advisers; a review of product actions taken during 2020 (such as mergers, liquidations, fund launches, changes to investment teams, and changes to investment policies); a review of each sub-adviser to the Nuveen funds and the applicable investment teams; an analysis of fund performance in absolute terms and as compared to the performance of certain peer funds and benchmarks with a focus on any performance outliers; an analysis of the fees and expense ratios of the Nuveen funds in absolute terms and as compared to those of certain peer funds with a focus on any expense outliers; a review of management fee schedules; a description of portfolio manager compensation; an overview of the secondary market trading of shares of the Nuveen closed-end funds (including, among other things, an analysis of performance, distribution and valuation and capital-raising trends in the broader closed-end fund market and with respect to Nuveen closed-end funds and a review of the leverage management actions taken on behalf of the closed-end funds particularly during the periods of market volatility generally caused by the COVID-19 pandemic); a review of the performance of various service providers; a description of various initiatives Nuveen had undertaken or continued during the year for the benefit of particular fund(s) and/or the complex; a description of the profitability or financial data of Nuveen and the sub-advisers to the Nuveen funds; and a description of indirect benefits received by the Adviser and the sub-advisers as a result of their relationships with the Nuveen funds. The information prepared specifically for the annual review supplemented the information provided to the Board and its committees and the evaluations of the Nuveen funds by the Board and its committees during the year.

In continuing its practice, the Board met prior to the May Meeting to begin its considerations of the renewal of the Advisory Agreements. Accordingly, on April 21-22, 2021 (the “April Meeting”), the Board met to review and discuss, in part, the performance of the Nuveen funds and the Adviser’s evaluation of each sub-adviser to the Nuveen funds. At the April Meeting, the Board Members asked questions and requested additional information that was provided for the May Meeting. The Board reviewed fund performance throughout the year and in its review, the Board recognized the volatile market conditions that occurred in early 2020 arising, in part, from the public health crisis caused by the novel coronavirus known as COVID-19 and the resulting impact on a fund’s performance for 2020 and thereafter. Accordingly, the Board considered performance data measured over various periods of time as summarized in more detail below.

The Independent Board Members considered the review of the advisory agreements for the Nuveen funds to be an ongoing process and employed the accumulated information, knowledge and experience the Board Members had gained during their tenure on the boards governing the Nuveen funds and working with the Adviser and sub-advisers in their review of the advisory agreements. The contractual arrangements are a result of multiple years of review, negotiation and information provided in connection with the boards’ annual review of the Nuveen funds’ advisory arrangements and oversight of the Nuveen funds.

The Independent Board Members were advised by independent legal counsel during the annual review process as well as throughout the year, including meeting in executive sessions with such counsel at which no representatives from the Adviser or the Sub-Adviser were present. In connection with their annual review, the Independent Board Members also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements.

The Board’s decision to renew the Advisory Agreements was not based on a single identified factor, but rather the decision reflected the comprehensive consideration of all the information provided throughout the year and at the April and May Meetings, and each Board Member may have attributed different levels of importance to the various factors and information considered in connection with the approval process. The following summarizes the principal factors and information, but not all the factors, the Board considered in deciding to renew the Advisory Agreements as well as the Board’s conclusions.

A. Nature, Extent and Quality of Services

In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the Fund with particular focus on the services and enhancements to such services provided during the last year. The Independent Board Members considered the Investment Management Agreement and the Sub-Advisory Agreement separately in the course of their review. With this approach, they considered the respective roles of the Adviser and the Sub-Adviser in providing services to the Fund.

The Board recognized that the Nuveen funds operate in a highly regulated industry and, therefore, the Adviser has provided a wide array of management, oversight and administrative services to manage and operate the funds, and the scope and complexity of these services have expanded over time as a result of, among other things, regulatory and other developments. The Board accordingly considered the extensive resources, tools and capabilities available to the Adviser to operate and manage the Nuveen funds. With respect to the Adviser, as a general matter, some of these services it and its affiliates provide to the Nuveen funds include, but are not limited to: product management (such as setting dividends, analyzing fund expenses, providing competitive analysis, and providing due diligence support); investment oversight, risk management and securities valuation services (such as overseeing and reviewing the various sub-advisers to the Nuveen funds and their investment teams; analyzing fund performance and risk data; overseeing operational and risk management; participating in financial statement,

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

marketing and risk disclosures; providing daily valuation services and developing related valuation policies, procedures and methodologies; periodic testing of audit and regulatory requirements; participating in product development and management processes; participating in leverage management, liquidity monitoring and counterparty credit oversight; providing due diligence and overseeing fund accounting and custody providers; overseeing third party pricing services and periodically assessing investment and liquidity risks); fund administration (such as preparing fund tax returns and other tax compliance services; preparing regulatory filings; overseeing the funds’ independent public accountants and other service providers; analyzing products and enhancements; and managing fund budgets and expenses); oversight of shareholder services and transfer agency functions (such as overseeing transfer agent service providers which include registered shareholder customer service and transaction processing; overseeing proxy solicitation and tabulation services; and overseeing the production and distribution of financial reports by service providers); Board relations services (such as organizing and administering Board and committee meetings, preparing various reports to the Board and committees and providing other support services); compliance and regulatory oversight services (such as managing compliance policies; monitoring compliance with applicable fund policies and laws and regulations; devising internal compliance programs and a framework to review and assess compliance programs; evaluating the compliance programs of the various sub-advisers to the Nuveen funds and certain other service providers; responding to regulatory requests; and preparing compliance training materials); legal support and oversight of outside law firms (such as helping to prepare and file registration statements and proxy statements; overseeing fund activities and providing legal interpretations regarding such activities; maintaining regulatory registrations and negotiating agreements with other fund service providers; and monitoring changes in regulatory requirements and commenting on rule proposals impacting investment companies); and with respect to closed-end funds, managing leverage, monitoring asset coverage and promoting an orderly secondary market.

In evaluating services, the Board reviewed various highlights of the initiatives the Adviser and its affiliates have undertaken or continued in 2020 to benefit the Nuveen complex and/or particular Nuveen funds and meet the requirements of an increasingly complex regulatory environment including, but not limited to:

•	Centralization of Functions – ongoing initiatives to centralize investment leadership, market approach and shared support functions within Nuveen and its affiliates in seeking to operate more effectively the business and enhance the services to the Nuveen funds;
•	Fund Improvements and Product Management Initiatives – continuing to proactively manage the Nuveen fund complex as a whole and at the individual fund level with an aim to continually improve product platforms and investment strategies to better serve shareholders through, among other things, rationalizing the product line and gaining efficiencies through mergers, repositionings and liquidations; launching new funds; reviewing and updating investment policies and benchmarks; and modifying portfolio management teams for various funds;
•	Investment Team Integrations – continuing to integrate and adjust the members of certain investment teams, in part, to allow greater access to tools and resources within the Nuveen organization and its affiliates;
•	Capital Initiatives – continuing to invest capital to support new Nuveen funds with initial capital as well as to support existing funds and facilitate regulatory or logistical changes;
•	Compliance Program Initiatives – continuing efforts to mitigate compliance risk, increase operating efficiencies, implement enhancements to strengthen key compliance program elements and support international business growth and other corporate objectives;
•	Investment Oversight – preparing reports to the Board addressing, among other things, fund performance; market conditions; investment teams; new products; changes to mandates, policies and benchmarks; and other management proposals;

•	Risk Management and Valuation Services - continuing to oversee and manage risk including, among other things, conducting daily calculations and monitoring of risk measures across the Nuveen funds, instituting appropriate investment risk controls, providing risk reporting throughout the firm, participating in internal oversight committees, and continuing to implement an operational risk framework that seeks to provide greater transparency of operational risk matters across the complex as well as provide multiple other risk programs that seek to provide a more disciplined and consistent approach to identifying and mitigating Nuveen’s operational risks. Further, the securities valuation team continues, among other things, to oversee the daily valuation process of the portfolio securities of the funds, maintains the valuation policies and procedures, facilitates valuation committee meetings, manages relationships with pricing vendors, and prepares relevant valuation reports and designs methods to simplify and enhance valuation workflow within the organization;
•	Regulatory Matters – continuing efforts to monitor regulatory trends and advocate on behalf of Nuveen and/or the Nuveen funds, to implement and comply with new or revised rules and mandates and to respond to regulatory inquiries and exams;
•	Government Relations – continuing efforts of various Nuveen teams and Nuveen’s affiliates to develop policy positions on a broad range of issues that may impact the Nuveen funds, advocate and communicate these positions to lawmakers and other regulatory authorities and work with trade associations to ensure these positions are represented;
•	Business Continuity, Disaster Recovery and Information Security – continuing efforts of Nuveen to periodically test and update business continuity and disaster recovery plans and, together with its affiliates, to maintain an information security program designed to identify and manage information security risks, and provide reports to the Board, at least annually, addressing, among other things, management’s security risk assessment, cyber risk profile, potential impact of new or revised laws and regulations, incident tracking and other relevant information technology risk-related reports;
•	Dividend Management Services – continuing to manage the dividends among the varying types of Nuveen funds within the Nuveen complex to be consistent with the respective fund’s product design and positioning in striving to deliver those earnings to shareholders in a relatively consistent manner over time as well as assisting in the development of new products or the restructuring of existing funds; and
•	with respect specifically to closed-end funds, such continuing services also included:
••	Leverage Management Services – continuing to actively manage the various forms of leverage utilized across the complex, including through committing resources and focusing on sourcing/structure development and bank provider management, which was key to navigating the respective funds through the COVID-related market volatility in 2020;
••	Capital Management, Market Intelligence and Secondary Market Services – ongoing capital management efforts through shelf offerings, share repurchases, tender offers and capital return programs as well as providing market data analysis to help understand closed-end fund ownership cycles and their impact on secondary market trading as well as to improve proxy solicitation efforts; and
••	Closed-end Fund Investor Relations Program – maintaining the closed-end fund investor relations program which, among other things, raises awareness, provides educational materials and cultivates advocacy for closed-end funds and the Nuveen closed-end fund product line.

In its review, the Board recognized that Nuveen’s risk management, compliance, technology and operations capabilities are all integral to providing its investment management services to the Nuveen funds. Further, the Board noted the benefits to shareholders of investing in a Nuveen fund, as each Nuveen fund is a part of a large fund complex with a variety of investment disciplines, capabilities, expertise and resources available to navigate and support the funds including during stressed times as occurred in the market in the first half of 2020. The Board recognized the impact of the COVID-19 pandemic during the year and the adaptations required by service providers to continue to deliver their services to the Nuveen funds, including working remotely. In this regard, the Board noted the ability of the Adviser and the various sub-advisers to the Nuveen funds to provide

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

continuously their services notwithstanding the significant disruptions caused by the pandemic. In addition to the services provided by the Adviser, the Board also considered the risks borne by the Adviser and its affiliates in managing the Nuveen funds, including entrepreneurial, operational, reputational, regulatory and litigation risks.

The Board further considered the division of responsibilities between the Adviser and the Sub-Adviser and recognized that the Sub-Adviser and its investment personnel generally are responsible for the management of the Fund’s portfolio under the oversight of the Adviser and the Board. The Board considered an analysis of the Sub-Adviser provided by the Adviser which included, among other things, the assets under management of the applicable investment team and changes thereto, a summary of the applicable investment team and changes thereto, the investment process and philosophy of the applicable investment team, the performance of the Nuveen funds sub-advised by the Sub-Adviser over various periods of time and a summary of any significant policy and/or other changes to the Nuveen funds sub-advised by the Sub-Adviser. The Board further considered at the May Meeting or prior meetings evaluations of the Sub-Adviser’s compliance programs and trade execution. The Board also considered the structure of investment personnel compensation programs and whether this structure provides appropriate incentives to act in the best interests of the respective Nuveen funds. The Board noted that the Adviser recommended the renewal of the Sub-Advisory Agreement.

Based on its review, the Board determined, in the exercise of its reasonable business judgment, that it was satisfied with the nature, extent and quality of services provided to the Fund under each Advisory Agreement.

B. The Investment Performance of the Fund and Fund Advisers

In evaluating the quality of the services provided by the Fund Advisers, the Board also received and considered a variety of investment performance data of the Nuveen funds they advise. In evaluating performance, the Board recognized that performance data may differ significantly depending on the ending date selected, particularly during periods of market volatility, and therefore considered performance over a variety of time periods that may include full market cycles. In this regard, the Board reviewed, among other things, Fund performance over the quarter, one-, three- and five-year periods ending December 31, 2020 as well as performance data periods ending nearer to the May Meeting, including the quarter, one-, three- and five-year periods ending March 31, 2021 and May 14, 2021. The performance data prepared for the annual review of the advisory agreements for the Nuveen funds supplemented the fund performance data that the Board received throughout the year at its meetings representing differing time periods. In its review, the Board took into account the discussions with representatives of the Adviser; the Adviser’s analysis regarding fund performance that occurred at these Board meetings with particular focus on funds that were considered performance outliers (both overperformance and underperformance); the factors contributing to the performance; and any recommendations or steps taken to address performance concerns. Regardless of the time period reviewed by the Board, the Board recognized that shareholders may evaluate performance based on their own holding periods which may differ from the periods reviewed by the Board and lead to differing results.

In its review, the Board reviewed both absolute and relative fund performance during the annual review over the various time periods. With respect to the latter, the Board considered fund performance in comparison to the performance of peer funds (the “Performance Peer Group”) and recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks). For Nuveen funds that had changes in portfolio managers since 2018 or significant changes, among other things, to their investment strategies or policies since 2019, the Board reviewed certain performance data comparing the performance of such funds before and after such changes. In considering performance data, the Board is aware of certain inherent limitations with such data, including that differences between the objective(s), strategies and other characteristics of the Nuveen funds compared to the respective Performance Peer Group and/or benchmark(s) (such as differences in the use of leverage) as well as differences in the composition of the Performance Peer Group over time will necessarily contribute to differences in performance results and limit the value of the comparative information. To assist the Board in its review of the comparability of the relative performance, the Adviser has ranked the relevancy of the peer group to the funds as low, medium or high.

The Board also evaluated performance in light of various relevant factors, including, among other things, general market conditions, issuer-specific information, asset class information, leverage and fund cash flows. In relation to general market conditions, the Board recognized the significant market decline in the early part of 2020 in connection with, among other things, the impact of the COVID-19 pandemic and that such a period of underperformance and market volatility may significantly weigh on the longer term performance results. Accordingly, depending on the facts and circumstances including any differences between the respective Nuveen fund and its benchmark and/or Performance Peer Group, the Board may be satisfied with a fund’s performance notwithstanding that its performance may be below that of its benchmark or peer group for certain periods. However, with respect to any Nuveen funds for which the Board had identified performance issues, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers whether any steps are necessary or appropriate to address such issues, and reviews the results of any steps undertaken.

The secondary market trading of shares of the Nuveen closed-end funds continues to be a priority for the Board given its importance to shareholders, and therefore data reflecting the premiums and discounts at which the shares of the closed-end funds trade are reviewed by the Board during its annual review and by the Board and/or its Closed-end Fund committee during its respective quarterly meetings throughout the year. The Board continuously reviews all closed-end fund discounts and the fund’s performance relative to both primary and secondary benchmarks and peers. In its review, the Board considers, among other things, changes to investment mandates and guidelines, enhanced and attractive distribution policies, leverage levels and types, fund reorganizations, share repurchases and similar capital market actions and effective communications programs to build greater awareness and deepen understanding of closed-end funds.

The Board noted that although the Fund’s performance was below the performance of its benchmark for the one- and three-year periods ended December 31, 2020, the Fund outperformed its benchmark for the five-year period ended December 31, 2020 and ranked in the third quartile of its Performance Peer Group for the one-, three- and five-year periods ended December 31, 2020. Although the Fund’s performance was below the performance of its benchmark for the three-year period ended March 31, 2021, the Fund outperformed its benchmark for the one- and five-year periods ended March 31, 2021. The Fund also ranked in the third quartile of its Performance Peer Group for the one-, three- and five-year periods ended March 31, 2021. For the periods ended May 14, 2021, the Fund’s performance was below the performance of its benchmark for the three-year period but the Fund outperformed its benchmark for the one- and five-year periods. The Fund also ranked in the fourth quartile of its Performance Peer Group for the one- and five-year periods and third quartile for the three-year period ended May 14, 2021. In its review, the Board noted that the Performance Peer Group was classified as low for relevancy. Based on its review, the Board was satisfied with the Fund’s overall performance.

C. Fees, Expenses and Profitability

1. Fees and Expenses

As part of its annual review, the Board considered the contractual management fee and net management fee (the management fee after taking into consideration fee waivers and/or expense reimbursements, if any) paid by a Nuveen fund to the Adviser in light of the nature, extent and quality of the services provided. The Board also considered the total operating expense ratio of each fund before and after any fee waivers and/or expense reimbursements. More specifically, the Independent Board Members reviewed, among other things, each fund’s gross and net management fee rates (i.e., before and after expense reimbursements and/or fee waivers, if any) and net total expense ratio in relation to those of a comparable universe of funds (the “Peer Universe”) established by Broadridge (subject to certain exceptions). The Independent Board Members reviewed the methodology Broadridge employed to establish its Peer Universe and recognized that differences between the applicable fund and its respective Peer Universe as well as changes to the composition of the Peer Universe from year to year may limit some of the

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

value of the comparative data. The Independent Board Members also considered a fund’s operating expense ratio as it more directly reflected the shareholder’s costs in investing in the respective fund.

In their review, the Independent Board Members considered, in particular, each fund with a net expense ratio (excluding investment-related costs of leverage) of six basis points or higher compared to that of its peer average (each, an “Expense Outlier Fund”), including the Fund, and an analysis as to the factors contributing to each such fund’s higher relative net expense ratio. In addition, although the Board reviewed a fund’s total net expenses both including and excluding investment-related expenses (i.e., leverage costs) and taxes for certain of the closed-end funds, the Board recognized that leverage expenses will vary across funds and in comparison to peers because of differences in the forms and terms of leverage employed by the respective fund. Accordingly, in reviewing the comparative data between a fund and its peers, the Board generally considered the fund’s net expense ratio and fees (excluding leverage costs and leveraged assets) to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Universe. The Independent Board Members also considered, in relevant part, a fund’s net management fee and net total expense ratio in light of its performance history.

In their review of the fee arrangements for the Nuveen funds, the Independent Board Members considered the management fee schedules, including the complex-wide and fund-level breakpoint schedules. The Board noted that across the Nuveen fund complex, the complex-wide fee breakpoints reduced fees by approximately $58.4 million and fund-level breakpoints reduced fees by approximately $69.6 million in 2020.

With respect to the Sub-Adviser, the Board also considered the sub-advisory fee schedule paid to the Sub-Adviser in light of the sub-advisory services provided to the Fund, the breakpoint schedule and comparative data of the fees the Sub-Adviser charges to other clients, if any. In its review, the Board recognized that the compensation paid to the Sub-Adviser is the responsibility of the Adviser, not the Fund.

The Independent Board Members noted that the Fund had a net management fee and a net expense ratio higher than the respective peer average. The Independent Board Members noted that the Fund’s net expense ratio was higher than the average of the Peer Universe primarily due to the odd composition of the Peer Universe which contained only one non-Nuveen fund. The Independent Board Members noted that the Fund’s net management fee and net expense ratio were below those of the non-Nuveen peer. The Independent Board Members were satisfied with the explanation of the differential.

Based on its review of the information provided, the Board determined that the Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

In determining the appropriateness of fees, the Board also considered information regarding the fee rates the respective Fund Advisers charged to certain other types of clients and the type of services provided to these other clients. With respect to the Adviser and/or the Sub-Adviser, such other clients may include retail and institutional managed accounts, passively managed exchange-traded funds (“ETFs”) sub-advised by the Sub-Adviser that are offered by another fund complex and municipal managed accounts offered by an unaffiliated adviser. With respect to the Sub-Adviser, the Board reviewed, among other things, the fee range and average fee of municipal retail advisory accounts and municipal institutional accounts as well as the sub-advisory fee the Sub-Adviser received for serving as sub-adviser to passive ETFs offered outside the Nuveen family.

In considering the fee data of other clients, the Board recognized, among other things, the differences in the amount, type and level of services provided to the Nuveen funds relative to other clients as well as the differences in portfolio investment policies, investor profiles, account sizes and regulatory requirements, all of which contribute to the variations in the fee schedules. The Board recognized the breadth of services the Adviser had provided to the Nuveen funds compared to the other types of clients as the funds operate in a highly regulated industry with increasing regulatory requirements as well as the increased entrepreneurial, legal and regulatory risks that the Adviser incurs in sponsoring and managing the funds. Further, with respect to

ETFs, the Board considered that Nuveen ETFs were passively managed compared to the active management of the other Nuveen funds which contributed to the differences in fee levels between the Nuveen ETFs and other Nuveen funds. In general, higher fee levels reflect higher levels of service provided by the Adviser, increased investment management complexity, greater product management requirements, and higher levels of business risk or some combination of these factors. The Board further considered that the Sub-Adviser’s fee is essentially for portfolio management services and therefore more comparable to the fees it receives for retail wrap accounts and other external sub-advisory mandates. The Board concluded the varying levels of fees were justified given, among other things, the inherent differences in the products and the level of services provided to the Nuveen funds versus other clients, the differing regulatory requirements and legal liabilities and the entrepreneurial, legal and regulatory risks incurred in sponsoring and advising a registered investment company.

3. Profitability of Fund Advisers

In their review, the Independent Board Members considered information regarding Nuveen’s level of profitability for its advisory services to the Nuveen funds for the calendar years 2020 and 2019. The Board reviewed, among other things, Nuveen’s net margins (pre-tax) (both including and excluding distribution expenses); gross and net revenue margins (pre- and post-tax and excluding distribution) from Nuveen funds only; revenues, expenses and net income (pre- and post-tax and before distribution expenses) of Nuveen for fund advisory services; and comparative profitability data comparing the operating margins of Nuveen compared to the adjusted operating margins of certain peers that had publicly available data and with the most comparable assets under management (based on asset size and asset composition) for each of the last two calendar years. In reviewing the peer comparison data, the Independent Board Members noted that Nuveen Investments, Inc.’s operating margins were on the low range compared to the total company adjusted operating margins of the peers. The Board also reviewed the revenues and expenses the Adviser derived from its ETF product line for the 2019 and 2020 calendar years.

In reviewing the profitability data, the Independent Board Members recognized the subjective nature of calculating profitability as the information is not audited and is dependent on cost allocation methodologies to allocate corporate-wide expenses to the Nuveen complex and its affiliates and to further allocate such Nuveen complex expenses between the Nuveen fund and non-fund businesses. Generally, fund-specific expenses are allocated to the Nuveen funds and partial fund-related expenses and/or corporate overhead and shared costs (such as legal and compliance, accounting and finance, information technology and human resources and office services) are partially attributed to the funds pursuant to cost allocation methodologies. The Independent Board Members reviewed a description of the cost allocation methodologies employed to develop the financial information, a summary of the history of changes to the methodology over the years from 2010 to 2020, and the net revenue margins derived from the Nuveen funds (pre-tax and including and excluding distribution) and total company margins from Nuveen Investments, Inc. compared to the firm-wide adjusted margins of the peers for each calendar year from 2010 to 2020. The Board had also appointed three Independent Board Members to serve as the Board’s liaisons, with the assistance of independent counsel, to review the development of the profitability data and any proposed changes to the cost allocation methodology prior to incorporating any such changes and to report to the full Board. The Board recognized that other reasonable and valid allocation methodologies could be employed and could lead to significantly different results. The Independent Board Members also considered the key drivers behind the revenue and expense changes that impacted Nuveen’s net margins between 2019 and 2020. The Board also noted the reinvestments Nuveen and/or its parent made into its business through, among other things, the investment of seed capital in certain Nuveen funds and continued investments in enhancements to information technology, portfolio accounting systems and the global trading platform.

In reviewing the comparative peer data noted above, the Board considered that the operating margins of Nuveen Investments, Inc. were in the lower half of the peer group range; however, the Independent Board Members also recognized the limitations of the comparative data given that peer data is not generally public and the calculation of profitability is subjective and affected by numerous factors (such as types of funds a peer manages, its business mix, its cost of capital, the numerous assumptions underlying the methodology used to allocate expenses and other factors) that can have a significant impact on the results.

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

Aside from Nuveen’s profitability, the Board recognized that the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). Accordingly, the Board also reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves for the 2020 and 2019 calendar years to consider the financial strength of TIAA. The Board recognized the benefit of an investment adviser and its parent with significant resources, particularly during periods of market volatility as experienced with the COVID-19 pandemic.

In addition to Nuveen, the Independent Board Members considered the profitability of the Sub-Adviser from its relationships with the Nuveen funds. In this regard, the Independent Board Members reviewed, among other things, the Sub-Adviser’s revenues, expenses and net revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2020 as well as its pre- and post-tax net revenue margins for 2020 compared to such margins for 2019. The Independent Board Members also reviewed a profitability analysis reflecting the revenues, expenses and revenue margin (pre-and post-tax) by asset type for the Sub-Adviser for the calendar year ending December 31, 2020 and the pre- and post-tax revenue margins from 2020 and 2019.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered any other ancillary benefits derived by the respective Fund Adviser from its relationship with the Nuveen funds as discussed in further detail below.

Based on a consideration of all the information provided, the Board noted that Nuveen’s and the Sub-Adviser’s level of profitability was acceptable and not unreasonable in light of the services provided.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

The Board considered whether there have been economies of scale with respect to the management of the Nuveen funds and whether these economies of scale have been appropriately shared with the funds. The Board recognized that although economies of scale are difficult to measure and certain expenses may not decline with a rise in assets, there are several methods to help share the benefits of economies of scale, including breakpoints in the management fee schedule, fee waivers and/or expense limitations, the pricing of Nuveen funds at scale at inception and investments in Nuveen’s business which can enhance the services provided to the funds for the fees paid. The Board noted that Nuveen generally has employed these various methods, and the Board considered the extent to which the Nuveen funds will benefit from economies of scale as their assets grow. In this regard, the Board noted that the management fee of the Adviser is generally comprised of a fund-level component and a complex-level component each with its own breakpoint schedule, subject to certain exceptions. The Board reviewed the fund-level and complex-level fee schedules. The Board considered that the fund-level breakpoint schedules are designed to share economies of scale with shareholders if the particular fund grows, and the complex-level breakpoint schedule is designed to deliver the benefits of economies of scale to shareholders when the eligible assets in the complex pass certain thresholds even if the assets of a particular fund are unchanged or have declined. With respect to the Nuveen closed-end funds, the Independent Board Members noted that, although such funds may from time to time make additional share offerings, the growth of their assets would occur primarily through the appreciation of such funds’ investment portfolios. Further, in the calculation of the complex-level component, the Board noted that it had approved the acquisition of several Nuveen funds by similar TIAA-CREF funds in 2019. However, to mitigate the loss of the assets of these Nuveen funds deemed eligible to be included in the calculation of the complex-wide fee when these Nuveen funds left the complex upon acquisition, Nuveen agreed to credit approximately $604.5 million to assets under management to the Nuveen complex in calculating the complex-wide component.

The Independent Board Members also recognized the Adviser’s continued reinvestment in its business through various initiatives including maintaining a seed account available for investments into Nuveen funds and investing in its internal infrastructure, information technology and other systems that will, among other things, consolidate and enhance accounting systems, integrate technology platforms to support growth and efficient data processing, and further develop its global trading platform to enhance the investment process for the investment teams.

Based on its review, the Board concluded that the current fee arrangements together with the Adviser’s reinvestment in its business appropriately shared any economies of scale with shareholders.

E. Indirect Benefits

The Independent Board Members received and considered information regarding other benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds. The Board considered the compensation that an affiliate of the Adviser received for serving as co-manager in the initial public offerings of new closed-end funds and for serving as an underwriter on shelf offerings of existing closed-end funds. In addition, the Independent Board Members also noted that various sub-advisers (including the Sub-Adviser) may engage in soft dollar transactions pursuant to which they may receive the benefit of research products and other services provided by broker-dealers executing portfolio transactions on behalf of the applicable Nuveen funds. However, the Board noted that any benefits for the Sub-Adviser when transacting in fixed-income securities may be more limited as such securities generally trade on a principal basis and therefore do not generate brokerage commissions.

Based on its review, the Board concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Fund were reasonable and within acceptable parameters.

F. Other Considerations

The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to the Fund and that the Advisory Agreements be renewed.

Notes

Notes

Nuveen:

Serving Investors for Generations

Since 1898, financial professionals and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.

Find out how we can help you.

To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial professional, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/closed-end-funds

Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com

 ESA-A-0921D 1893980-INV-B-11/22

ITEM 2. CODE OF ETHICS.

Not applicable to this filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this filing.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)(17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See Ex-99.CERT attached hereto.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable.

(a)(4)	Change in the registrant’s independent public accountant. Not applicable.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: See Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Select Maturities Municipal Fund

By (Signature and Title) /s/ Mark L. Winget

Mark L. Winget

Vice President and Secretary

Date: December 3, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ David J. Lamb

David J. Lamb

Chief Administrative Officer

(principal executive officer)

Date: December 3, 2021

By (Signature and Title) /s/ E. Scott Wickerham

E. Scott Wickerham

Vice President and Controller

(principal financial officer)

Date: December 3, 2021